Asset Purchase And Sale Agreement
                                 by and between

                      Lazard Freres Real Estate Fund L.P.,
                         a Delaware limited partnership

                     Lazard Freres Real Estate Fund II L.P.,
                         a Delaware limited partnership

                     Prometheus Mid-Atlantic Holding, L.P.,
                         a Delaware limited partnership

                           Atlantic Preferred II LLC,
                      a New York limited liability company

                              Indian Preferred LLC,
                      a New York limited liability company

                      Prometheus Investment Holding, L.P.,
                         a Delaware limited partnership

             SDJ Capital II, Ltd., a Cayman Islands exempted company

                                   as Sellers

                                       and

                            Starwood Financial Trust,
                     a Maryland real estate investment trust


                                  SFT I, INC.,
                             a Delaware corporation

                                  SFT II, INC.,
                             a Delaware corporation

                          Starwood Cayman Bonds, Inc.,
                             a Delaware corporation

                               Starwood D.C. Inc.,
                             a Delaware corporation

             Starwood Cayman Bonds GP, Inc., a Delaware corporation

                                    as Buyer

                                   dated as of
                                December 15, 1998

                        Asset Purchase And Sale Agreement


         This Asset Purchase and Sale Agreement (the "Agreement") is entered into as of the 15th day of December, 1998, by and between Lazard Freres Real Estate Fund L.P., a Delaware limited partnership ("Fund I"), Lazard Freres Real Estate Fund II L.P., a Delaware limited partnership ("Fund II"), Prometheus Mid-Atlantic Holding, l.p., a Delaware limited partnership, ("PMAH"), SDJ Capital II, LTD., a Cayman Islands exempted company ("SDJ"), Atlantic Preferred II LLC, a New York limited liability company ("Atlantic"), Indian Preferred LLC, a New York limited liability company ("Indian") and Prometheus Investment Holding, L.P., a Delaware limited partnership ("PIHLP"; Fund I, Fund II, PMAH, SDJ, Atlantic, Indian and PIHLP, each a "Seller Party" and collectively, "Sellers") and Starwood Financial Trust, a Maryland real estate investment trust ("Starwood"), SFT I, Inc., a Delaware corporation ("SFT I"), SFT II, Inc., a Delaware corporation ("SFT"), Starwood Cayman Bonds, Inc., a Delaware corporation ("SCB"), Starwood Cayman Bonds GP, Inc., a Delaware corporation ("SCBGP") and Starwood D.C., Inc., a Delaware corporation ("SDC"; Starwood, SFT, SFT I, SCB, SCBGP and SDC, each a "Buyer Party" and collectively, "Buyer").


                                    Recitals


         A. Sellers are the owners of certain Assets (as hereinafter defined) which are listed on Schedule 1, attached hereto.

         B. Sellers desire to sell and Buyer desires to buy all as the case may be, of Sellers' right, title and interest in (or in the case of the Remic Interest otherwise acquire as described herein) the Purchased Assets.

         C. Sellers and Buyer hereby enter into this Agreement setting forth the terms and conditions of the sale and purchase of the Purchased Assets.


                                    Agreement


         Now, Therefore, in consideration of the foregoing, the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

                                    ARTICLE I

                                   Definitions

         For purposes of this Agreement, the following terms shall have the meanings indicated below:

         1.1. "Act" has the meaning set forth in Section 2.5 of this Agreement.

         1.2. "Actual Knowledge" shall mean as to each Seller Party, solely the present actual knowledge of Douglas N. Wells, Klaus P. Kretschmann, Robert P. Freeman, Anthony E. Meyer, John Moore or Henry Herms.

         1.3. "Adjusted Purchase Price" means as to each Purchased Asset, the Schedule Price for such Asset, subject to the adjustments set forth in Section 2.3.

         1.4. "Affiliate" means with respect to a specified Person another Person who:

                  1.4.1.   Directly   or   indirectly   through   one  or   more
         intermediaries controls, is controlled by or is under common control with the specified Person;

                  1.4.2. Is a partner, director, trustee or officer of the specified Person or of any Person covered by Section 1.4.1 above; or

                  1.4.3. Is a partner of a partnership or joint venture or a beneficiary or trustee of a trust or other owner which owns any stock or other evidence of beneficial ownership in the specified Person or any Person covered by Section 1.4.1 above.

         No holder of a Preferred Equity Interest shall, for the purposes of this Agreement, be deemed an Affiliate of the Borrower in which such holder owns such Preferred Equity Interest or any Interested Person with respect to such Borrower.

         1.5. "Agreement," as defined in the introductory paragraph of this document, means this Asset Purchase and Sale Agreement, including all Schedules, as the same may be amended, supplemented or otherwise modified or replaced, in writing, from time to time.

         1.6. "Applicable Value" has the meaning set forth in Section 5.4.3.

         1.7.  "Asset"  means  a  Loan  (including  the  associated   Hedge,  if
applicable), Preferred Equity Interest or Remic Interest listed on the Asset Schedule.

         1.8. "Asset File" means, with respect to any Asset and to the exclusion of any Excluded Document, the Due Diligence Materials.

         1.9. "Asset Schedule" means the schedule identifying the Assets attached hereto as Schedule 1.

         1.10. "Assignment" means an instrument or instruments to be delivered by a Seller Party to transfer the Purchased Assets hereunder, which instrument shall be in in form and substance acceptable to each applicable Buyer Party and each Seller Party as to each of its Purchased Assets.

         1.11. "Assumed Liabilities" means all costs, expenses (including reasonable attorneys' fees and expenses), claims, losses, commitments, liabilities and obligations of any kind or nature, accrued or contingent, arising out of, or related to, the ownership, use, possession, enjoyment or operation of any of the Purchased Assets (including the Series B Obligation) and the Remic Interest (to the extent of the Buyer's direct or indirect interest therein following the Closing) except for (a) funding obligations of any Seller Party in respect to any Loan scheduled to occur after the Closing which were not disclosed in the Due Diligence Materials and which Buyer is not otherwise aware of, (b) funding obligations of any Seller Party in respect to any Loan under the Collateral Documents for such Loan which require such Seller Party to fund any amounts prior to the Closing Date if and to the extent that such Seller Party has not funded such amount, (c) liabilities with respect to which a breach of a representation or warranty by any applicable Seller Party in respect of the Asset in question has occurred (determined solely for the purposes of this definition without reference to the limitations of Sections 5.4.3 and 5.6), (d) any accounting for escrowed funds in respect to any of the Loans not paid or credited to Buyer at the Closing, (e) the Wiener Litigation and (f) the Hedge Claim.

         1.12. "Assumption Agreement" means an agreement between a Buyer Party and a Seller Party with respect to the assumption of the Assumed Liabilities by a Buyer Party in form and substance acceptable to each Buyer Party, as applicable, and each Seller Party as to each of its Purchased Assets.

         1.13. "Atlantic" has the meaning set forth in the introductory paragraph of this Agreement.

         1.14. "Borrower" means, as to each Loan, the obligor(s) in respect to such Loan.

         1.15. "Business Day" means any day other than a Saturday, a Sunday, a federal holiday or another day on which commercial banks in New York are authorized or required to be closed for the conduct of their regular banking operations.

         1.16. "Buyer" has the meaning set forth in the introductory paragraph of this Agreement.

         1.17. "Buyer Party" has the meaning set forth in the introductory paragraph of this Agreement.

         1.18. "Buyer Excluded Matters" has the meaning set forth in Section 5.5 of this Agreement.

         1.19. "Cash Management Provisions" has the meaning set forth in Section
5.2.17 of this Agreement.

         1.20.   "Certificate"   means  with  respect  to  the  Remic  Interest,
collectively  the  certificates  or  other  instruments  evidencing  such  Remic
Interest.

         1.21. "Closing" means the closing of the purchase and sale of the Assets pursuant to Article III.

         1.22. "Closing Date" means December 15, 1998.

         1.23.  "Closing Location" means, at Sellers'  election,  the offices of
(a) Lazard Freres Real Estate Investors L.L.C., 30 Rockefeller Plaza, New York, NY 10020, or (b) Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104 or (c) such other place as may be mutually agreed upon by Buyer and Sellers.

         1.24. "Collateral Documents" means, for each Loan, the Note, the Security Documents and any other documents or instruments in Seller's Possession creating, perfecting, evidencing, governing or otherwise relating to the collateral security or credit support for the Note (exclusive of Excluded Documents), which other documents or instruments may include, to the extent applicable, any security agreement, financing statement, assignment of rents, pledge agreement, guaranty, indemnification agreement, assignment of stock or partnership units, letter of credit, title insurance policy, fire and casualty insurance policy, flood hazard insurance policy, continuation statements, assumption agreements, proxies, consents, management and other contract assignments, consolidation agreements, spreader agreements, subordination agreements, intercreditor agreements, reserve agreements, lockbox agreements, cash management agreements, bank recognition agreements and tenant and other estoppel certificates.

         1.25. "Confidentiality Agreements" means that certain Confidentiality Agreement, dated August 5, 1998, by Starwood in favor of Sellers and (b) that certain Confidentiality Agreement, dated September 24, 1998, by Fund II and Lazard Freres Real Estate Offshore Fund II, L.P. in favor of Starwood.

         1.26. "Control" of any Person means, either (i) ownership directly, or through other entities, of more than five percent (5%) of all beneficial equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

         1.27. "Current Amounts" has the meaning set forth in Section 2.3.1 of this Agreement.

         1.28. "CP/L" shall mean LF CP/L Limited,  Inc., a Delaware  corporation
and  the  holder  of  equity  interests  in  City  Place  Limited   Partnership,
Largo-Springhill Limited Partnership and Zapco 1500 Investment, L.P.

         1.29. "Cut-off Date" means September 30, 1998.

         1.30. "D.C. Retail Asset" shall mean the Asset identified as "D.C. Retail" on the Asset Schedule.

         1.31. "D.C. Retail Participation Agreement" means a participation agreement pursuant to which SDC will be the holder of a senior participation interest in the D.C. Retail Asset and Fund I will retain a junior participation interest in the D.C. Retail Asset which is to be concurrently transferred by Fund I to SDC at the Closing.

         1.32. "Due Diligence Materials" means the files made available for Buyers' review, which files contain, to the extent in Seller's Possession (but in any event excluding Excluded Documents), the following with respect to each
Asset: (a) in the case of each Asset which is a Loan, (i) copies of the Collateral Documents, (ii) payment histories, (iii) most recent financial statements of borrowers and guarantors, (iv) most recent appraisals, (v) guaranty and escrow agreements, if applicable, (vi) ground lease and occupancy lease agreements, if applicable, (vii) most recent rent roll and property operating statements and (viii) title insurance policies and preliminary title reports, (b) in the case of each Asset which is a Preferred Equity Interest copies of the Preferred Equity Documents; (c) in the case of each Hedge, copies of the (i) ISDA Master Agreements, including the schedules and confirmations and
(ii) Interest Rate Cap Agreements; (d) in the case of the Remic Interest, (i) copies of the Operative Documents, (ii) all financial statements and reports,
(iii) payment histories and (iv) other relevant documents and (e) in the case of each of the Assets, all other relevant documents including, all environmental site assessments, if applicable, asbestos surveys, if applicable, plats or surveys, if applicable, opinions of counsel, financing statement searches and all other documents, memoranda, reports, and correspondence maintained in the ordinary course of each Seller's business as a part of the files relating to the Assets in which such Seller has an interest or the enforcement, origination, acquisition, servicing or administration thereof (including each Seller's credit, servicing and management files). "Due Diligence Materials" includes all Written Updates. Neither the term "Due Diligence Materials" nor any of its constitutent components shall, except as referenced in Schedule 4 hereto, include with respect to any Asset, correspondence, drafts, memoranda or similar pre-asset acquisition or origination closing materials generated by or on behalf of the applicable Seller Party and/or any of the applicable Interested Persons with respect to any of the Assets prior to the closing at which such Asset was acquired or originated by the applicable Seller Parties and which do not modify, terminate, waive, release or subordinate any such Asset or create any defenses to enforcement of an Asset or liability for the holder of an Asset.

         1.33. "Excluded Documents" means (i) any reports, analyses, appraisals, valuations, credit evaluations, credit ratings and memoranda generated internally by any Seller Party or its Affiliates or its or their advisors, attorneys, accountants or consultants (other than asset management reports, if any), (ii) any confidential communication between any Seller Party and its legal counsel, including, without limitation, any material subject to attorney-client privilege, (iii) memoranda, notes, analyses, summaries and correspondence by or between any Seller Party and its Affiliates or their respective partners, members, shareholders, participants, managers, officers, directors, employees or agents; provided, that, without limiting the foregoing, it is understood that "Excluded Material" is not intended to include correspondence relating solely to any of the Assets or any Secured Property with Loan obligors, senior lenders, ground lessors, tenants of the Property in question, lockbox or depositary banks (or other financial institutions performing similar functions) with respect to the revenues of the Secured Property in question, servicers, property managers, guarantors, indemnitors, sureties, insurers (including title insurers), letter of credit issuers, and any partners or members in any of the Borrowers which are not also Seller Parties or their Affiliates. The inclusion, in a Seller's sole judgment and without any obligation, of any Excluded Document in any Asset File shall not affect or limit in any manner such Seller's right to exclude such Excluded Document from any other Asset File or to exclude any other Excluded Document from any Asset File.

         1.34. "Fund I" has the meaning set forth in the introductory paragraph of this Agreement.

         1.35. "Fund I Partnership Agreement" means that Second Amended and Restated Limited Partnership Agreement of Fund I dated as of October 24, 1994.

         1.36. "Fund II" has the meaning set forth in the introductory paragraph of this Agreement.

         1.37.  "GAAP"  means  generally  accepted  accounting   principles  and
practices, consistently applied, and applicable in the United States.

         1.38. "Governing Instruments": (A) in the case of a corporation, the articles or certificates of incorporation or charter and by-laws of such corporation and all amendments thereto, and resolutions and/or minutes, duly adopted by the board of directors or comparable authority of each such corporation (and the stockholders, if required), approving the transactions anticipated hereby and the execution and delivery of this Agreement and the Sale Documents; (B) in the case of a partnership, the partnership agreement and the certificate of partnership of such partnership and all amendments thereto, and resolutions or authorizations, duly adopted by the partners of such partnership, approving the transactions anticipated hereby and the execution and delivery of this Agreement and the Sale Documents; (C) in the case of a limited liability company, the certificate of formation or articles of organization and operating or limited liability company agreement and all amendments thereto, and resolutions, actions or other approvals, duly adopted by the managers of such limited liability company (and the members, if required), approving the transactions anticipated hereby and the execution and delivery of this Agreement and the Sale Documents; (D) in the case of a real estate investment trust, the Declaration of Trust and by-laws of such real estate investment trust and all amendments thereto and all resolutions and/or minutes, duly adopted by the board of trustees (and shareholders, if required) approving the transactions anticipated thereby and the execution and delivery of this Agreement and the Sale Documents; (E) in the case of a Cayman Islands exempted company, the Memorandum and Articles of Association of such exempted company and all amendments thereto, and all resolutions and/or minutes, duly adopted by the board of directors (and members, if required) approving the transactions anticipated thereby and the execution and delivery of this Agreement and the Sale Documents; and (F) in the case of a Cayman Islands exempted limited partnership, the agreement of limited partnership and the certificate of limited partnership, if any, of such partnership and all amendments thereto and all resolutions and minutes, duly adopted by the partners of such partnership, approving the transactions anticipated hereby and the executed and delivery of this Agreement and the Sale Documents.

         1.39. "Guaranty" is defined in the Letter Agreement.

         1.40. "Hedge" means each interest rate hedging arrangement that is referenced as a Hedge on Schedule 1 attached hereto.

         1.41. "Hedge Claim" means any claim which may be asserted by The Chase Manhattan Bank in respect to that certain Rate Floor Transaction identified by The Chase Manhattan Bank Reference Number 101154.

         1.42. "Indemnified Amounts" shall have the meaning set forth in Section 9.3.

         1.43. "Indemnified Party" means Sellers, Lazard Freres Real Estate Offshore Fund, L.P., a Delaware limited partnership, and Lazard Freres Real Estate Offshore Fund II, L.P., a Delaware limited partnership, and their respective Affiliates and their respective attorneys, directors, officers, employees, agents, shareholders, members, managers, participants, partners, successors, assigns, consultants and affiliates.

         1.44. "Indian" has the meaning set forth in the introductory paragraph of this Agreement.

         1.45. "Indemnified Amounts" shall have the meaning set forth in Section 9.3.

         1.46. "Insurance Policies" means any title insurance policy(s), casualty insurance policy(s), credit life or disability insurance policy(s), private insurance guarantor policy(s), or any other similar types of insurance coverage documents.

         1.47. "Interested Person" means with respect to any Asset, a Person that is a Borrower or other obligor, or has an Affiliate that is a Borrower or other obligor on, or in the case of Preferred Equity Interests, in respect to, such Asset or, if the Asset in question is a Loan, provides collateral security for the obligations of the Borrower or other obligor on such Asset, or, if the Asset in question is a Loan, is a guarantor of such Asset or an issuer of or an account party on a letter of credit securing such Asset or a provider of any other credit support for such Asset.

         1.48. "Key Lease" means any lease demising in excess of 15,000 rentable square feet of space.

         1.49. "Letter Agreement" is defined in the partnership agreement of MD3 Cayman L.P.

         1.50. "LFREI" shall mean Lazard Freres Real Estate Investors L.L.C.

         1.51. "Loan" means an individual loan that is identified as a Loan on the Asset Schedule.

         1.52. "MD3 Asset" shall mean the Purchased Asset relating to the Remic Interest.

         1.53. "MD3 Cayman L.P." means MD3 Cayman L.P., a Cayman Islands exempt limited partnership, formed on or about the Closing Date which is the entity to which SDJ will transfer the Remic Interest at Closing and in which SDJ, SCBGP and SCB will directly or indirectly, own all of the general and limited partnership interests.

         1.54. "Menlo Letter" shall mean that certain letter from Fund II and Atlantic in respect to the transfer of the Asset identified as "Montague" on the Asset Schedule to the Borrower in respect to such Asset.

         1.55. "Non-Transferable Rights" means the rights of Buyer as to a claim for a breach of a representation, warranty or covenant hereunder, with respect to any Asset.

         1.56. "Note" means, with respect to each Loan, the promissory note or other instrument evidencing the obligation to repay such Loan, as the same is amended, endorsed or extended in writing prior to the Closing Date and disclosed to Buyer in a Written Update.

         1.57. "Offshore" means Lazard Freres Real Estate Offshore Fund L.P., a Delaware limited partnership.

         1.58. "Offshore II" means Lazard Freres Real Estate Offshore Fund II L.P., a Delaware limited partnership.

         1.59. "Operative Documents" means as to the Remic Interest, to the extent in Seller's Possession, any private placement memorandums and/or prospectuses, the related pooling and servicing agreement and any other relevant documents (exclusive of Excluded Documents) including repurchase agreements and hedge documentation, if any.

         1.60. "Oxford Asset" shall mean the Asset identified as "Oxford" on the Asset Schedule.

         1.61. "Oxford Participation Agreement" means a participation agreement pursuant to which Fund II will sell a 90% participation interest in the Oxford Asset to SFT in form and substance acceptable to Fund II and SFT.

         1.62. "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, bank, unincorporated organization or government or any agency or political subdivision thereof.

         1.63. "Preferred Equity Documents" means as to each Preferred Equity Interest, to the extent in Seller's Possession, the Governing Instruments of the Borrower in whom the Preferred Equity Interests are held.

         1.64. "Preferred Equity Interest" means each Purchased Asset that is identified on the Purchased Asset Schedule as an equity interest in a Borrower (or in the case of Fund I, an equity interest in the holder of an equity interest in a Borrower) currently held by either Atlantic, Indian or Fund I.

         1.65. "PIHLP" has the meaning set forth in the introductory paragraph of this Agreement.

         1.66. "PMAH" has the meaning set forth in the introductory paragraph to this Agreement.

         1.67. "Property" shall mean all real and personal property (tangible and intangible) associated with each of the Assets whether or not such Property constitutes Secured Property.

         1.68. "Purchase Price" means the price at which Buyer has agreed to purchase the Purchased Assets purchased hereunder, which price is set forth on
Schedule 2 attached hereto and which is the aggregate of the Schedule Prices for each of the Purchased Assets.

         1.69. "Purchased Asset" means an Asset, or portion thereof or interest therein, purchased hereunder and listed on the Purchased Asset Schedule.

         1.70. "Purchased Asset Schedule" means the schedule identifying the Purchased Assets to be sold, transferred and conveyed hereunder attached hereto as Schedule 1A.

         1.71. "Reconciliation Date" means the date which is forty-five (45) days after the Closing Date.

         1.72.  "Remic  Interest"  means,  collectively,  the  Assets  that  are
identified   on  the  Asset   Schedule  as  Commercial   Mortgage   Pass-Through
Certificates.

         1.73. "Required Consents" means as to each Purchased Asset the consents and approvals described on Schedule 3 in respect of such Purchased Asset.

         1.74. "Responsible Party" shall have the meaning set forth in Section 9.4.

         1.75. "Reserve Units" shall have the meaning set forth in the Fund I Partnership Agreement and in the partnership agreement of Offshore.

         1.76. "Sale Documents" has the meaning set forth in Section 5.1.2 of this Agreement.

         1.77. "SCB" has the meaning set forth in the introductory paragraph of this Agreement.

         1.78. "Schedule Price" means, with respect to each Purchased Asset, the amount identified as the "Schedule Price" for such Purchased Asset on Schedule 2, attached hereto.

         1.79. "SDC" has the meaning set forth in the introductory paragraph of this Agreement.

         1.80. "SDJ" has the meaning set forth in the introductory paragraph of this Agreement.

         1.81. "SFT I" has the meaning set forth in the introductory paragraph of this Agreement.

         1.82. "Secured Property" means the land, improvements, fixtures, partnership interests, bank accounts, letters of credit, limited liability company membership interests, stock, other personal property and other collateral, a lien on which, or a security interest in which, is provided as collateral for a Loan.

         1.83. "Security Document" means with respect to any Note, a mortgage, deed of trust, pledge or other security instrument creating a lien on the Secured Property described therein to secure such Note, as the same is amended, assigned or extended in writing prior to the Closing Date and disclosed to Buyer in a Written Update.

         1.84. "Sellers" has the meaning set forth in the introductory paragraph of this Agreement.

         1.85.  "Seller  Excluded  Matters"  shall have the meaning set forth in
Section 5.5 of this Agreement.

         1.86. "Seller Party" has the meaning set forth in the introductory paragraph of this Agreement.

         1.87. "Seller Parties" means any group of more than one Seller Party.

         1.88. "Seller's Possession" shall mean as to each Seller Party, the documents and instruments in such Seller Party's actual possession or custody (it being understood that documents (exclusive of the Excluded Documents) which are in the possession of such Seller Party's Affiliates and are reasonably obtainable by such Seller Party in question shall be deemed to be in such Seller Party's possession).

         1.89. "Senior Loan" means as to any Property, loans senior in priority to the Loan relating to such Property.

         1.90. "Series B Obligation" means any funding obligations of PIHLP as holder of the Series B Preferred Interest in Commerce Square Partners-Philadelphia Plaza, L.P. for One Commerce Asset arising under the applicable Preferred Equity Documents.

         1.91. "Starwood" has the meaning set forth in the introductory paragraph of this Agreement.

         1.92. "Surviving  Representations" has the meaning set forth in Section
5.6 of the Agreement.

         1.93.  "Threshold  Amount"  shall have the meaning set forth in Section
5.4.3 of this Agreement.

         1.94. "Wiener Litigation" means the litigation captioned "Joel Wiener and Jonathan Wiener, Plaintiffs, against Lazard Freres & Co., Lazard Freres Real Estate Investors Corp., Lazard Freres Real Estate Fund, L.P., et. al., Defendants.

         1.95. "Written Updates" means, collectively, all periodic written correspondence, copies of documents and other information sent by Sellers or their agents to prospective purchasers before the Closing to amend, supplement or update the Due Diligence Materials.

                                   ARTICLE II

                           Purchase And Sale Of Assets

         2.1. Purchase and Sale. (a) Subject to the terms and provisions set forth in this Agreement and except as otherwise set forth in 2.1(b) and (c) below, on the Closing Date each Seller Party shall sell, assign and convey to the applicable Buyer Party, and such Buyer Party shall buy and accept from each such Seller Party, all of such Seller Party's right, title and interest in and to the respective Purchased Assets owned by such Seller Party.

         (b) With respect to the D.C. Retail Asset, Fund I shall at Closing, in connection with Fund I's sale of such Purchased Asset to SDC, transfer the D.C. Retail Asset to SDC (who shall hold a senior participation interest therein) and retain a junior participation interest in such Purchased Asset on the terms and conditions set forth in the D.C. Retail Participation Agreement.

         (c) With respect to the Remic Interest, SDJ shall contribute the Remic Interest to MD3 Cayman L.P. at the Closing in the form of a contribution to the capital of MD3 Cayman L.P., and concurrently therewith Starwood shall, or shall cause SCB, to contribute the Purchase Price for the Purchased Asset in the form of a contribution to the capital of MD3 Cayman L.P., and MD3 Cayman L.P. shall immediately distribute such Purchase Price to SDJ. SCB, SCBGP and SDJ hereby acknowledge that (i) MD3 Cayman L.P.'s tax basis in the REMIC Interest immediately following the Closing will be not less than $49,207,886, (ii) the aggregate tax basis of SCB and SCBGP in MD3 Cayman L.P. immediately following the Closing will be not less than $41,826,703 and (iii) SDJ's tax basis in MD3 Cayman L.P. will be not less than $7,381,183.

         2.2. Purchase Price and Payment. On the Closing Date, Buyer shall, if all conditions to its obligations to close have been satisfied or waived, pay to each Seller Party (or contribute capital pursuant to Section 2.1(c) with respect to the Remic Interest) for the Purchased Assets then being transferred by such Seller Party, without deduction or withholding for any taxes, levies, imposts, duties, deductions, charges or other withholdings, the Adjusted Purchase Price for such Purchased Assets, by irrevocable federal funds wire transfers to the account of such Seller Party, in such amounts as such Seller Party may direct at one or more federally insured financial institutions designated in writing by such Seller Party.

         2.3. Credits, Prorations and Payments on the Assets. Except for the MD3 Asset, the Purchase Price shall be adjusted on the Closing Date on a Purchased Asset by Purchased Asset basis, and the Purchase Price in respect to the MD3 Asset shall be adjusted on the basis of the Remic Interest, but Current Payments will be prorated as and when received in accordance with this Section 2.3. If the amounts required to be paid or credited pursuant to this Section 2.3 cannot be precisely determined by the Closing Date as to any Purchased Asset or Purchased Assets, or the Remic Interest, as applicable, or were determined erroneously on or before the Closing Date as to any Purchased Asset or Purchased Assets, or the Remic Interest, as applicable, the applicable Seller Parties and Buyer or MD3 Cayman L.P., as applicable shall make the necessary determination or redetermination promptly following the Closing for such Purchased Asset or Purchased Assets or the Remic Interest, as applicable, and the applicable Seller Party (and in the case of more than one Seller Party, the applicable Seller Parties) and Buyer or MD3 Cayman L.P., as applicable, shall make the necessary adjustments through remittances between themselves not later than the Reconciliation Date (except to the extent any payments on account of Current Amounts are received later in which case such adjustments shall be made promptly after receipt of the Current Amounts in question, provided that any Current Amounts received on account of any of the Preferred Equity Interests after January 31, 1999 shall not be prorated and shall be retained by Buyer). Without limitation of the foregoing, on the Reconciliation Date each party that receives a payment which is due to the other party under this Section 2.3 shall prepare an accounting of the amounts so received for the benefit of the party entitled to the same.

         2.3.1. Accruing Interest. As to each Purchased Asset or the Remic Interest, as applicable, all unpaid interest payable currently on or in respect to Purchased Assets relating to Loans or Remic Interests (calculated at the then current pay rate in respect to the applicable Asset) and distributions currently payable in respect to the Preferred Equity Interests from the Cut-off Date through and including the Closing Date (it being understood that such amounts payable for the payment period or distribution period, as applicable, in which the Closing Date occurs shall for the purposes of the foregoing be deemed to be payable currently) ("Current Amounts") shall belong to Sellers (but only to the extent allocable to the period prior to and including the Closing Date) and if received by any Buyer Party or MD3 Cayman L.P., as applicable, shall be paid by such Buyer Party or MD3 Cayman L.P., as applicable to the applicable Seller Parties within five (5) Business Days of receipt by such Buyer Party or MD3 Cayman L.P., as applicable. All Current Amounts attributable to periods after the Closing Date and all accrued interest and distributions and other amounts, if any, relating to the Purchased Assets or the Remic Interest, as applicable, which are not payable in or prior to the payment period or distribution period, as applicable, in which the Closing Date occurs shall belong to Buyer or MD3 Cayman L.P., as applicable. All payments received on or prior to the Cut-off Date shall, to the extent not allocable to the period following the Closing Date, belong to the applicable Seller Parties.

         2.3.2. [Intentionally Omitted].

         2.3.3. Payments After the Cut-off Date. Except as provided herein and in Sections 2.3.1, 2.3.4 and 2.3.5, (a) any payments with respect to any Purchased Asset purchased under this Agreement or the Remic Interest, as applicable, received by any Seller Party after the Cut-off Date, whether before, on or after the Closing Date, shall be for Buyer's or MD3 Cayman L.P.'s, as applicable, account and if received prior to the Closing Date, shall be retained by the applicable Seller Party and credited to Buyer or MD3 Cayman L.P., as applicable at Closing and, if the Closing occurs and such payment is received by the Seller Party in question after the Closing Date, shall otherwise be paid to Buyer or MD3 Cayman L.P., as applicable, within five (5) Business Days of receipt by such Seller Party; and (b) any other payments Buyer or MD3 Cayman L.P., as applicable, receives with respect to a Purchased Asset purchased by Buyer or MD3 Cayman L.P., as applicable, pursuant to this Agreement after the Closing in respect of such Purchased Asset may be retained by Buyer or MD3 Cayman L.P., as applicable.

         2.3.4. Condemnation, Proceeds and Insurance Proceeds. All net condemnation proceeds and insurance proceeds in respect of any Purchased Asset (collectively, "Proceeds") received by the applicable Seller Party subsequent to the Cut-off Date and on or before the Closing Date that are not used to restore the real property related to such Purchased Asset shall, upon Closing, be credited to the applicable Buyer Party (subject to the terms of the Oxford Participation Agreement and the DC Retail Participation Agreement, if applicable) and to MD3 Cayman L.P. in the case of Proceeds relating to the Remic Interest. All Proceeds received by the Seller Parties after the Closing shall, to the extent attributable to the Purchased Assets, be paid to the Buyer (subject to distributions pursuant to the terms of the Oxford Participation Agreement and the DC Retail Participation Agreement, if applicable); provided that all Proceeds received in respect to the Remic Interest shall be paid to MD3 Cayman L.P. Each Seller Party shall be entitled to retain proceeds of insurance policies obtained by such Seller Party or its Affiliates at their own expense which are not for the benefit of the Borrower.

         2.3.5. [Intentionally Omitted]

         2.4. As-Is Purchase. Without in any way limiting any other disclaimers or limitations set forth in this Agreement, including the provisions of Section 5.4, and without in any way limiting or disclaiming any of Sellers' representations and warranties set forth in this Agreement, the D.C. Retail Participation Agreement, the Oxford Participation Agreement, the Menlo Letter and the MD3 Cayman L.P. partnership agreement, Buyer expressly acknowledges and agrees to purchase the Purchased Assets taking into account all Property (including the Secured Property) related to the Purchased Asset in question and the ownership structures for the direct and indirect owners thereof in their "AS IS, WHERE-IS" CONDITION "WITH ALL FAULTS" as of the Closing Date as to each of the Purchased Assets. Buyer acknowledges that no Affiliate of any Seller Party and no director, officer, manager, attorney, agent, employee, accountant, consultant, advisor or representative of any Seller Party or any Affiliate of any Seller Party is authorized to make any representations or warranties regarding the transactions contemplated hereby and that neither Sellers, nor Sellers' respective Affiliates, nor any director, officer, manager, attorney, agent, employee, accountant, consultant, advisor or representative of any Seller Party or any Affiliate of any Seller Party has made any representation whatsoever, express or implied, regarding the Purchased Assets or any part thereof, except for the representations and warranties set forth in this Agreement, the D.C. Retail Participation Agreement, the Oxford Participation Agreement, the Menlo Letter and the MD3 Cayman L.P. partnership agreement.

         2.5. Not a Security. Buyer acknowledges and agrees that (i) Buyer will not be relying in any way on the managerial efforts of Sellers with respect to the Purchased Assets following the Closing Date, (ii) the proposed sale of the Purchased Assets does not involve, nor is it intended in any way to constitute, the sale of a "security" within the meaning of the Securities Act of 1933, as amended (the "Act") or any applicable federal or state securities laws, and
(iii) no inference as to whether the Purchased Assets are or are not "securities" under such federal or state securities laws shall be drawn from any of the certifications, representations or warranties made herein.

                                  ARTICLE III

                                     Closing

         3.1. Closing. The Closing of the purchase and sale of the Purchased Assets shall take place at the Closing Location at 12:00 noon, New York City time, on the Closing Date.

         3.2. Conditions Precedent to the Obligations of Sellers. The obligation of Sellers to sell the Purchased Assets pursuant to this Agreement is subject to the fulfillment on or prior to the Closing Date of each of the following conditions, except to the extent waived in writing by Sellers:

         3.2.1. All material representations and warranties of Buyer set forth in Article IV shall be true in all material respects;

         3.2.2. All requisite material federal, state and local governmental and regulatory approvals relating to the transaction contemplated hereby, if any, required for the transaction contemplated herein to be consummated shall have been obtained;

         3.2.3. The Required Consents, if any, for each Purchased Asset being transferred have been obtained (unless the requirement to obtain any such Required Consent for such Purchased Asset is waived by both the Buyer and the Seller Parties in question); and

         3.2.4. The closing of the transactions contemplated by that certain Securities Purchase Agreement of even date herewith between Starwood Financial Trust and certain investors named therein shall have occurred simultaneously.

         3.2.5. Buyer shall concurrently make all of Buyer's deliveries pursuant to Section 3.3 below.

         3.3. Deliveries by Buyer at Closing. On or prior to 12:00 noon New York City time on the Closing Date, Buyer agrees to deliver to Sellers and, to the extent applicable, MD3 Cayman L.P., the following:

         3.3.1. Certificates of good standing, or other evidence reasonably acceptable to Sellers, demonstrating that each Buyer Party is an entity in good standing under the laws of the jurisdiction in which it is formed;

         3.3.2. Evidence reasonably acceptable to Sellers demonstrating that Buyer's execution and delivery of this Agreement, the Sale Documents and the other documents delivered pursuant hereto and the consummation of the transactions contemplated hereby have been duly authorized, by all actions required under the Governing Instruments of Buyer and that such authorization is in full force and effect and has not been modified;

         3.3.3. Payment of the amounts due under Section 2.2, pursuant to the terms thereof, to Sellers (or the applicable Seller Parties) by no later than 12:00 noon New York City time on the Closing Date;

         3.3.4. The Assumption Agreement for each of the Purchased Assets being transferred, dated the Closing Date and executed by an authorized signatory of a Buyer Party, pursuant to which a Buyer Party shall assume the Assumed Liabilities in respect of such Purchased Assets;

         3.3.5. A receipt executed by an authorized signatory of the appropriate Buyer Party or by an agent of Buyer (which may be an attorney for the Buyer), designated in writing by an authorized signatory of such Buyer Party, in form and substance acceptable to each Buyer Party and each Seller Party as to each of its Purchased Assets, acknowledging receipt of Sellers' deliveries pursuant to
Section 3.4 (with exceptions for any items any Seller is unable to deliver noted thereon);

         3.3.6. The Oxford Participation Agreement, dated the Closing Date and executed by SFT;

         3.3.7. The D.C. Retail Participation Agreement, dated the Closing Date and executed by SDC; and

         3.3.8. Such other documents or instruments as each Seller may reasonably request and which are reasonably necessary or desirable to complete the transactions contemplated by this Agreement.

         3.4. Conditions Precedent to the Obligations of Buyer. The obligation of Buyer to buy the Purchased Assets pursuant to this Agreement is subject to the fulfillment on or prior to the Closing Date of each of the following conditions, except to the extent waived in writing by Buyer:

         3.4.1.  Subject to the provisions and limitations set forth in Sections
5.3 through  5.5,  all  representations  and  warranties  of Seller set forth in
Article V shall be true in all material respects;

         3.4.2. All requisite material federal, state and local governmental and regulatory approvals relating to the transaction contemplated hereby, if any, required for the transaction contemplated herein to be consummated shall have been obtained;

         3.4.3. The Required Consents, if any, for each Purchased Asset being transferred shall have been obtained (unless the requirement to obtain any such Required Consent for such Purchased Asset is waived by both the Buyer and the Seller Parties in question);

         3.4.4. The closing of the transactions contemplated by that certain Securities Purchase Agreement of even date herewith between Starwood and certain investors named therein shall have occurred simultaneously; and

         3.4.5. Seller shall concurrently make all of Seller's deliveries pursuant to Section 3.5 below.

         3.5. Deliveries by Seller at Closing. On or prior to 12:00 noon New York City time on the Closing Date, Sellers (or the applicable Seller Parties) agree to deliver to Buyer, and, to the extent applicable, MD3 Cayman L.P., the following:

         3.5.1. The Assignment;

         3.5.2. Certificates of good standing, or other evidence reasonably acceptable to Buyer, demonstrating that each Seller Party and, to the extent applicable, MD3 Cayman L.P. is an entity in good standing under the laws of the jurisdiction in which they are formed;

         3.5.3. Evidence reasonably acceptable to Buyer demonstrating that each applicable Seller Party's execution and delivery of this Agreement and the other documents delivered pursuant hereto and the consummation of the transactions contemplated hereby have been fully authorized, by all actions required under the Governing Instruments of each such Seller Party, and that such authorization is in full force and effect and has not been modified; and

         3.5.4. For each of the Purchased Assets being transferred:

         3.5.4.1. For each Purchased Asset which is a Loan and for the D.C. Retail Asset, an endorsement duly executed by such Seller Party of each original Note (including in the case of Notes which have been assigned and later amended and restated, consolidated, split or otherwise modified, all amended and restated notes, replacement or substitute notes, consolidation and splitter agreements and other documents effecting any of the foregoing) evidencing a Loan, either directly or with an allonge to the Note, in the following manner:

         "Pay to the order of [__________], a [__________], without recourse and without representation or warranty by the undersigned, express or implied, of any nature, except as expressly stated in that certain Asset Purchase and Sale Agreement dated as of December __, 1998.";

         3.5.4.2. For each Purchased Asset which is a Loan and for the D.C. Retail Asset, an Assignment executed by the Seller Party in question assigning to the applicable Buyer Party the rights of such Seller Party in the security for such Loan and the D.C. Retail Asset owned by such Seller Party;

         3.5.4.3. For each Purchased Asset which is a Loan and for the D.C. Retail Asset, an assignment in customary form to the applicable Buyer Party of the applicable Seller Party's rights as secured party under any financing statements related to any Loan as to which such Buyer Party has requested an assignment;

         3.5.4.4. To the extent in Seller's Possession, the original Collateral Documents, or Preferred Equity Documents, as applicable, or if the originals are not within Seller's Possession, copies thereof to the extent such are in Seller's Possession;

         3.5.4.5. The Asset Files to Buyer and the Asset File for the Remic Interest to MD3 Cayman L.P.;

         3.5.4.6. For each Purchased Asset which is a Loan and for the D.C. Retail Asset, a notice to the Borrower of the sale of the Loan from such Seller Party to such Buyer Party, in form and substance acceptable to Buyer and each Seller Party as to each of its Assets, or such other form as is mutually agreed upon by such Seller Party and such Buyer Party, executed by Seller;

         3.5.4.7. The Oxford Participation Agreement, together with an original of the Certificate attached thereto in favor of the applicable Buyer Party, in each case, dated the Closing Date and executed by an authorized signatory of Fund II;

         3.5.4.8. The D.C. Retail Participation Agreement, dated the Closing Date and executed by an authorized signatory of Fund I; and

         3.5.4.9. Such other documents or instruments as Buyer may reasonably request and which are reasonably necessary or desirable to complete the transactions contemplated by this Agreement.

         3.6. Risk of Loss. Sellers shall deliver, and Buyer shall take, physical possession of the original Notes, Collateral Documents, Preferred Equity Documents and the Asset Files for each of the Assets other than the Remic Interest on the Closing Date at the Closing Location. In the case of the Remic Certificates, SDJ shall deliver, and SCBGP in its capacity as a general partner of MD3 Cayman L.P. shall take, physical possession of the Certificates (subject to the rights of any lender or repurchase facility purchaser holding the Certificates) and the Asset Files for the Remic Interest on the Closing Date at the Closing Location. From and after, such delivery of the original Notes, Certificates, Collateral Documents, Preferred Equity Documents and Asset Files to Buyer, Sellers shall have no responsibility with respect thereto or otherwise with respect to the Assets, and all risks of loss or damage with respect to the Notes, Collateral Documents, Certificates, Preferred Equity Documents or Asset Files or any other document(s) transferred hereunder, shall thereafter inure to the Buyer. In the event that Buyer shall designate, in writing to Sellers on or before the Closing Date, any attorney, escrow agent, custodian delivery or courier service, or any other person or entity, other than Buyer, to take delivery, from Sellers, of the original Notes, Certificates, Collateral Documents, Preferred Equity Documents and Asset Files on the Closing Date, Buyer shall have all the risk of loss or damage to the original Notes, Certificates, Collateral Documents, Preferred Equity Documents and Asset Files, and any other documents transferred hereunder from and after such delivery. Any and all costs and expenses associated with shipping the original Notes, Certificates, Collateral Documents, Preferred Equity Documents and Asset Files to any location other than that specified as the Closing Location shall be borne by the Buyer.

         3.7. Transfer and Recordation Taxes; Other Costs. Buyer shall pay all federal state, county and city transfer, filing and recording fees and taxes, costs and expenses, and any federal, state, county and city documentary taxes, if any, relating to the filing or recording of any document or instrument contemplated hereby, or the assignment of any Collateral Documents or the Preferred Equity Documents, except formation expenses for MD3. Buyer shall also be solely responsible for the payment of any and all costs of title insurance premiums, survey costs, and other expenses of title examination ordered by Buyer. Each party shall bear its own fees, costs and expenses incurred in connection with obtaining the Required Consents. As to each Required Consent, the Seller Party or Seller Parties in question, on the one hand, and the Buyer, on the other hand, shall each pay one-half of all fees, costs and expenses required to be paid to any third parties in order to obtain the Required Consents. Upon written request, Sellers and Buyer shall sign and deliver on the Closing Date all transfer tax and related forms reasonably required by the other party or required by applicable law. MD3 Cayman L.P. shall pay the formation expenses of MD3 Cayman L.P. as to which SCB and SCBGP will jointly pay 85% and SDJ will pay 15% as additional contributions. Regardless of whether the transactions contemplated hereunder are completed, Buyer and Seller shall each pay all of their respective expenses in negotiating and carrying out its obligations under this Agreement and the transactions contemplated hereby, including the costs of its due diligence consultants, its counsel and title insurance.

                                   ARTICLE IV

                     Representations And Warranties Of Buyer

         4.1. Representations and Warranties of Buyer. Buyer represents and warrants to Sellers on the Closing Date as follows:

         4.1.1. Identity. Starwood is a real estate investment trust and is duly organized, validly existing and in good standing under the laws of the State of Maryland. SFT, SCB, SCBGP and SDC are each corporations, duly organized, validly existing and in good standing under the laws of the State of Delaware.

         4.1.2. Authority. Each Buyer Party has taken all necessary action under its Governing Instruments to authorize its execution, delivery and performance of, and has the power and authority to execute, deliver and perform its obligations under, this Agreement and all related documents and all the transactions contemplated hereby and thereby, including but not limited to the power and authority to purchase the Purchased Assets in accordance with this Agreement.

         4.1.3. Binding on Buyer; Enforceability. Assuming due authorization, execution and delivery hereof by Sellers, this Agreement and all the obligations of Buyer hereunder are legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as such enforcement may be limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, and (b) the laws governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         4.1.4. Conflict with Existing Laws or Contracts. Assuming the Required Consents are obtained, the execution and delivery of this Agreement and the other Sale Documents does not, and the performance by each Buyer Party of its obligations hereunder and thereunder will not, conflict with any provision of any law or regulation to which such Buyer Party is subject or conflict with or result in a breach of or constitute a default under the Governing Instruments of such Buyer Party or any of the terms, conditions or provisions of any other agreement or instrument to which such Buyer Party is a party, or by which it is bound, or any order or decree applicable to such Buyer Party, nor will such execution, delivery and performance result in the creation or imposition of any lien on any of Buyer Party's assets or properties that could materially and adversely affect the ability of any Buyer Party to discharge its obligations under and complete the transactions contemplated by this Agreement. Assuming the Required Consents are obtained, each Buyer Party has obtained all consents, approvals, authorizations and orders of any courts or governmental agencies or bodies required for the due execution, delivery and performance by each Buyer Party of this Agreement and the other Sale Documents. Other than the Required Consents, nothing in the Due Diligence Materials, or of which any Buyer Party is otherwise aware, requires Sellers to obtain any consents, authorizations or approvals from any party to consummate the transactions contemplated hereby.

         4.1.5. Legal Action Against Buyer. There are no judgments, orders or decrees of any kind against any Buyer Party that are unpaid or unsatisfied or of record in accordance with their terms for a period in excess of sixty (60) days, except to the extent that execution thereon is stayed pending appeal, nor is there any legal action, suit or other legal or administrative proceeding pending against any Buyer Party in any court or by or before any other governmental agency or instrumentality which, if concluded adversely to such Buyer Party, could materially adversely affect the ability of Buyer to carry out the transactions contemplated by this Agreement.

         4.1.6. Bankruptcy or Debt of Buyer. No Buyer Party is insolvent and the consummation of the transactions contemplated by this Agreement will not render any Buyer Party insolvent. No Buyer Party has filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against any Buyer Party. No general assignment of any Buyer Party's property has been made for the benefit of creditors, and no receiver, conservator, master, liquidator or trustee has been appointed for any Buyer Party or any of its property. As of the Closing Date, Buyer will have sufficient capital or net worth to meet its obligations hereunder.

         4.1.7. Sophisticated Investor. Each Buyer Party (a) is a sophisticated investor, (b) has such knowledge and experience in the origination, sale and/or purchase of performing and non-performing or distressed loans, including loans secured by real estate or other types of collateral, as well as knowledge and experience in other financial and business matters, as to enable it to utilize the information made available in connection with the sale of the Purchased Assets to evaluate the merits and risks of a prospective acquisition and ownership of the Purchased Assets and to make an informed decision with respect thereto, (c) has the ability to make, and is responsible for making, its own independent investigation and evaluation of the Purchased Assets and the economic, credit or other risks involved in a purchase of the Purchased Assets, including the ability to resell or otherwise liquidate any of the Purchased
Assets, and (d) is able to bear the economic risks associated with the acquisition and ownership of the Purchased Assets, including the risk of a total loss of the purchase price for the Purchased Assets and/or the risk that it may be required to hold the Purchased Assets for an indefinite period of time. Each Buyer Party is purchasing the Purchased Assets for its own account and not for resale or with a view toward distribution within the meaning of the Act.

         4.1.8. Decision to Purchase. Buyer's offer and decision to purchase the Purchased Assets are based upon its own independent expert evaluations of the Asset Files, other materials deemed relevant by Buyer and its agents, the real property related to the Purchased Assets in question, the Secured Properties and on the representations and warranties made by the applicable Seller Parties in this Agreement, the partnership agreement for MD3 Cayman L.P., the Oxford Participation Agreement, the Menlo Letter and the D.C. Retail Participation Agreement. In entering into this Agreement, Buyer has not relied upon any oral or written information, or any representations or warranties whatsoever, from Sellers or their Affiliates or any of their respective directors, officers, managers, employees, agents, legal counsel or other representatives, other than the representations and warranties set forth in this Agreement (subject, however, to the limitations set forth in this Agreement), the partnership agreement for MD3 Cayman L.P., the Oxford Participation Agreement, the Menlo Letter and the D.C. Retail Participation Agreement. Buyer further acknowledges that no Affiliate of any Seller Party or director, officer, manager, employee, agent, legal counsel or other representative of any Seller Party or any Affiliate of any Seller Party has been authorized to make, and that Buyer has not relied upon, any statements or representations other than those specifically contained in this Agreement.

         4.1.9. Access to Information. Buyer has been able to conduct such due diligence, investigations, inspections, review and analysis of the Due Diligence Materials and related information furnished by the Sellers, the Assets, the real property and other Property related to the Assets in question and the Secured Property as Buyer deemed necessary, proper or appropriate with respect to the purchase and acquisition of the Purchased Assets. This Section 4.1.9 shall not be deemed to limit any rights any Buyer Party or Buyer may have under this Agreement with respect to a breach of any Seller Party's representations and warranties under this Agreement, the partnership agreement for MD3 Cayman L.P., the Oxford Participation Agreement, the Menlo Letter and the D.C. Retail Participation Agreement.

                                   ARTICLE V

                    Representations And Warranties Of SellerS

         5.1. Representations and Warranties of Sellers. Subject to the applicable provisions and limitations set forth in Sections 5.3 through 5.5 below, each Seller Party represents and warrants to Buyer, as of the Closing
Date as follows (it being understood that each Seller Party is only making the following representations and warranties as to itself and the Assets in which it owns an interest as of the Closing Date; provided that, in the case of each Seller Party owning a Preferred Equity Interest in a Loan, such Seller Party and the Seller Party holding such Loan shall be deemed to have made the following representations and warranties jointly and severally as to such Loan and such Preferred Equity Interest):

         5.1.1. Identity. Fund I, Fund II, PMAH and PIHLP are each Delaware limited partnerships; Atlantic and Indian are each New York limited liability companies and SDJ is a Cayman Islands exempted company.

         5.1.2. Authority. Such Seller Party has taken all necessary action under its Governing Instruments to authorize its execution, delivery and performance of, and has the power and authority to execute, deliver and perform its obligations under, this Agreement and all related documents executed by such Seller Party in connection herewith and to consummate all the transactions contemplated hereby and thereby (such documents, collectively the "Sale
Documents"), including but not limited to the power and authority to sell, assign and transfer the Purchased Assets in which such Seller Party has an interest in accordance with this Agreement.

         5.1.3. Binding on Seller; Enforceability. Assuming due authorization, execution and delivery hereof and thereof by Buyer, this Agreement and the other Sale Documents and all the obligations of such Seller Party hereunder are legal, valid and binding obligations of such Seller Party, enforceable against such Seller Party in accordance with their terms, except as such enforcement may be limited by: (a) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and (b) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         5.1.4. Conflict with Existing Laws or Contracts. Assuming that the Required Consents and any other consents or approvals which are reflected in the Due Diligence Materials are obtained, the execution and delivery of this Agreement and the other Sale Documents does not, and the performance by such Seller Party of its obligations hereunder and thereunder will not, conflict with any material provision of any material law or regulation to which such Seller Party is subject or conflict with or result in a breach of or constitute a default under the Governing Instruments of such Seller Party or any of the terms, conditions or provisions of any agreement or instrument to which such Seller Party is a party or by which it is bound or any order or decree applicable to such Seller Party, nor will such execution, delivery and performance result in the creation or imposition of any lien on any of such Seller Party's assets or properties that could materially and adversely affect the ability of such Seller Party to discharge its obligations under and complete the transactions contemplated by this Agreement. Assuming that the Required Consents and any other consents or approvals which are reflected in the Due Diligence Materials are obtained, such Seller Party has obtained all consents, approvals, authorizations and orders of any courts or governmental agencies or bodies required for the due execution, delivery and performance by such Seller Party of its obligations under this Agreement and the other Sale Documents.

         5.1.5. Legal Action Against Sellers. There is no legal action, suit or other legal or administrative proceeding pending or overtly threatened in writing against such Seller Party in any court or by or before any other governmental agency or instrumentality or arbitration which, if concluded adversely to Sellers, would materially adversely affect the ability of such Seller Party to carry out the transactions contemplated by this Agreement.

         5.1.6. Bankruptcy or Debt of Sellers. Such Seller Party is not insolvent or in the hands of a receiver, conservator or bankruptcy trustee, has not committed an act of bankruptcy or insolvency and is not a debtor in any bankruptcy proceeding.

         Notwithstanding anything to the contrary contained in this Agreement, including this Section 5.1, in the event of an occurrence or matter which would otherwise constitute a breach of any of the representations or warranties set forth in this Section 5.1 as to one or more Assets, and which occurrence or matter also constitutes a breach of any of the representations and warranties set forth in Section 5.2, then such occurrence or matter shall be deemed to be a breach of such representations and warranties set forth in Section 5.2 only, and not a breach of the representations or warranties set forth in this Section 5.1.

         5.2. Limited Representations and Warranties by Sellers as to Each Loan. Subject to the applicable provisions and limitations of Sections 5.3 through 5.5 below, each Seller Party hereby represents and warrants as to itself and those of the Assets in which it has an ownership interest as of Closing Date as follows (it being understood that each Seller Party is only making the following representations and warranties as to itself and the Assets in which it owns an interest; provided that, in the case of each Seller Party owning a Preferred Equity Interest in a Loan, such Seller Party and the Seller Party holding such Loan shall be deemed to have made the following representations and warranties jointly and severally as to such Loan and such Preferred Equity Interest):

         5.2.1. Sole Ownership. Such Seller Party is, together with any other Seller Party holding an interest in the Purchased Asset in question or, in the case of the Remic Interest, such Remic Interest in question, the sole legal, record (if applicable), beneficial owner and holder of such Purchased Asset or, has good and (assuming all Required Consents and any other consents or approvals reflected in the Due Diligence Materials are obtained) marketable title to each such Purchased Asset or Remic Interest, as applicable, and such Purchased Asset or Remic Interest, as applicable is, as of the Closing, free and clear of any liens, pledges, charges, security interests, options, participations or other encumbrances of any kind or description (other than the repurchase financing arrangements affecting the Remic Interest entered into by MD3 Cayman L.P. in connection with the Closing), and such Seller Party has full right to sell, transfer and assign such Purchased Asset or Remic Interest, as applicable, without the consent of any third party, except for the Required Consents and satisfaction of all conditions to transfers of the Assets in question reflected in the Due Diligence Materials. The Purchased Asset Schedule correctly identifies the owner of each applicable Purchased Asset, and SDJ is the owner of the Remic Interest.

         5.2.2. Accuracy of Final Asset Schedule. All information pertaining to such Assets set forth in columns 1 and 2 of the Asset Schedule is true and correct in all material respects. All of the Notes, Certificate, Security Documents, Operative Documents and Preferred Equity Documents are listed on
Schedule 4 hereto and constitute all of the Notes, Certificates, Security Documents, Operative Documents and Preferred Equity Documents (whether or not in Seller's Possession), including all written amendments thereto or other modifications thereof and, to such Seller Party's Actual Knowledge, there are no other amendments or modifications thereto. To such Seller Party's Actual Knowledge, there are no material consents required for the performance by such Seller Party of its obligations under this Agreement and the Sale Documents other than the Required Consents set forth on Schedule 3 hereto and any consents or approvals reflected in the Due Diligence Materials.

         5.2.3. No Release. As to each Purchased Asset and except as disclosed in the Due Diligence Materials (a) neither the Note, the Certificates, the Security Documents, the Operative Documents nor the Preferred Equity Documents relating to such Purchased Asset have been satisfied, released, canceled or subordinated in whole or in part, (b) in the case of each Loan, such Seller Party has not released all or any portion of the collateral covered by such Collateral Documents from the lien of the Security Documents related thereto and
(c) in the case of each Loan, such Seller Party has not executed any instrument of release, cancellation or satisfaction with respect to such Security Document or Note.

         5.2.4. Asset Documents. Except as disclosed in the Due Diligence Materials, the copies of the Note, the Certificates, the Security Documents, the Operative Documents and the Preferred Equity Documents (and of any documents modifying or amending the terms of such Note, Certificate, Security Document, Operative Documents or Preferred Equity Documents) relating to such Asset included in the Due Diligence Materials are true and complete copies of the documents they purport to be.

         5.2.5. No Discharge of Note; No Voidance of Obligations. Except as disclosed in the Due Diligence Materials, as to each Purchased Asset which is a Loan, the Note relating to such Asset has not been discharged in a bankruptcy proceeding (in whole or part) such that any applicable mortgage, deed of trust, pledge or other security instrument, if any, creating a lien on the Secured Property relating to such Asset, has been released and all guarantors or sureties, if any, of such Note or the obligations contained therein or in any of the Security Documents have been discharged. No court of competent jurisdiction has entered a final judgment holding that any debtor under such Note, and any guarantor, pledgor or surety of the Purchased Asset in question, is relieved of its obligation to pay the holder of such Note or to perform its obligation in connection with any judgment arising from such Note or pledge or guaranty, as applicable.

         5.2.6. Due Diligence Materials. To Seller's Actual Knowledge, attached hereto as Schedule 4 is a true and complete list of the Due Diligence Materials. None of the Excluded Documents not listed on Schedule 4 amend, modify, terminate, release, cancel, assign, subordinate, create a defense, impose liability upon the owner of an Asset or otherwise adversely affect any of the Assets.

         5.2.7. Future Funding Obligations. Except for the Series B Obligation and except as disclosed on the Asset Schedule or in the Due Diligence Materials, no Borrower or any related Interested Person has any right to the disbursement of additional loan proceeds in the case of Loans or additional equity contributions in the case of Preferred Equity Interests, as applicable, by such Seller Party with respect to the Assets, and there are no conditions or circumstances which if satisfied or occurring at any time in the future would give rise to a right of such Borrower or any related Interested Person to such a disbursement.

         5.2.8. Cross-Collateralization. Except as disclosed in the Due Diligence Materials, the Assets which are Loans are not cross-collateralized with any other loans made or held by such Seller Party or its Affiliates, or to Seller's Actual Knowledge, any other Person.

         5.2.9. Violations. Except as disclosed in the Due Diligence Materials, such Seller Party has not received any written notice of, and otherwise does not have Actual Knowledge of, any condemnation, or building code, zoning or other legal violations with respect to the Secured Property in question and, to Seller's Actual Knowledge, no Secured Property has been subject to any unrepaired casualty loss.

         5.2.10. Borrower Litigation. Except as disclosed in the Due Diligence Materials, such Seller Party has not received any written notice of, and otherwise does not have Actual Knowledge of, any actions, suits or proceedings against the Borrower or other obligors, guarantors or pledgors in respect to any Asset or the related Property which if determined adversely would materially and adversely affect the Asset in question.

         5.2.11. Borrower Bankrupcy. Except as disclosed in the Due Diligence Materials, such Seller Party has not received any written notice of, and otherwise does not have Actual Knowledge that (a) the Borrower or any other obligor, guarantor or pledgor in respect to any Loan is a party to any bankruptcy, reorganization, insolvency or similar proceeding, (b) any of the partners, members or shareholders of any Borrower in which such Seller Party holds a Preferred Equity Interest is a party to a bankruptcy, reorganization, insolvency or similar proceeding or (c) the owner of a Secured Property is a party to a bankruptcy, reorganization, insolvency or similar proceeding.

         5.2.12. Default. Except as disclosed in the Due Diligence Materials, such Seller Party has not (a) given a notice of default to any Borrower in respect of any Loan (and is not now considering giving such a notice), (b) accelerated any Loan, (c) commenced any foreclosure action or proceeding under a power of sale in respect to any Loan or other Asset or (d) exercised its rights under the Preferred Equity Documents to become the general partner or managing member, as applicable, of any Borrower.

         5.2.13. Delinquent Charges. Except as disclosed in the Due Diligence Materials, such Seller Party has not received any written notice of, and otherwise does not have Actual Knowledge of, any (a) delinquent property taxes, ground rents, water charges, sewer rents, assessments (including assessments payable in future installments), or other outstanding charges that could adversely affect any Secured Property in any material respect, (b) delinquent premiums in respect to insurance policies required to be maintained pursuant to the Collateral Documents or Preferred Equity Documents, as applicable, with respect to the Secured Property in question or (c) termination, cancellation or non-renewal with respect to any of such insurance policies.

         5.2.14. Leases. Except as disclosed in the Due Diligence Materials, (a) such Seller Party has not received written notice of, and otherwise does not have Actual Knowledge of any material default under, or termination of, any Key Leases and (b) such Seller Party has not consented to the termination of any ground leases or Key Leases, or to the sale, defeasance, or refinancing of any Senior Loan.

         5.2.15. Prepayment. Except as disclosed in the Due Diligence Materials, such Seller Party has not received any notice of prepayment with respect to any Loan and, to such Seller Party's Actual Knowledge, (other than with respect to the Loan identified as "Park LaBrea" on the Asset Schedule), no Borrower or other Person has notified such Seller Party or LFREI that it intends to send, or has sent, such notice of prepayment.

         5.2.16. Senior Loan Documents. To such Seller Party's Actual Knowledge and except as disclosed in the Due Diligence Materials, (a) the copies of the documents evidencing the Senior Loans included in the Due Diligence Materials are true and complete copies thereof and have not been modified or amended and
(b) such Seller Party has not received any notice of default or acceleration of any Senior Loan or of the commencement of foreclosure or other enforcement of rights and remedies in respect to any Senior Loan by the holder of such Senior Loan.

         5.2.17. Servicing. None of the Assets are serviced by third party servicers. Except as disclosed in the Due Diligence Materials, such Seller Party reasonably believes that it has complied with its responsibilities under the provisions of the Notes, Security Documents and Preferred Equity Documents which pertain to the receipt, distribution and retention of the cash flow from the Secured Property or from the borrower under the Senior Loan and any other Interested Persons to the Borrower in question, as applicable (collectively, the "Cash Management Provisions") in all material respects, and no Person (or counsel purportedly representing such Person) has asserted, in writing that such Cash Management Provisions have not been adhered to in all material respects.

         5.2.18. Enforceability. To such Seller's Actual Knowledge and except as disclosed in the Due Diligence Materials, no Person (or counsel purportedly representing such Person) has asserted, in writing, that any of the Notes, the Certificates, the Collateral Documents, the Security Documents, the Operative Documents or the Preferred Equity Documents are unenforceable in whole or in part.

         5.2.19. Title Policy. Except as reflected in the Due Diligence Materials, no claims have been, or as of the Closing Date will have been, made by such Seller Party under any title policy to which any Asset is subject. Except as reflected in the Due Diligence Materials, such Seller Party has received no written notice of a change in (a) the principal place of business, chief executive office or principal residence of any debtor under a UCC-1 financing statement included in the Security Documents or (b) the name, identity or corporate structure of any such debtor.

         5.2.20. Delinquency. To such Seller's Actual Knowledge and except as disclosed in the Due Diligence Materials, as of the Closing Date there is no monetary or material non-monetary default beyond applicable periods of grace as to any Loan and, as of the Closing Date, no Preferred Equity Interest is in default beyond applicable periods of grace in any material respect under any of the Preferred Equity Documents.

         5.2.21. Key Personnel.  Douglas N. Wells, Klaus P. Kretschmann,  Robert
P. Freeman, Anthony E. Meyer, John Moore and Henry Herms are the Persons primarily responsible for the administration and servicing of the Assets on behalf of the Seller Parties and are the only Persons who have served as directors and/or managers of any Borrower pursuant to the rights of certain of the Seller Parties to appoint directors and/or managers of certain of the Borrowers.

         5.2.22. No Claims. Except as disclosed in the Due Diligence Materials and except for the Wiener Litigation, no Borrower or other Interested Person is prosecuting any litigation against such Seller Party with respect to any Asset owned by such Seller Party, and no such Seller Party has received written notice from, and does not otherwise have Actual Knowledge of, any Borrower or Interested Person threatening litigation against such Seller Party with respect to any Asset owned by such Seller Party.

         5.2.23. Series B Obligation. None of the applicable Seller Parties have received a request or demand for payment of the Series B Obligation and the Series B Obligation has not been paid or satisfied. The repayment obligations of the applicable Seller Parties under the Series B Obligation does not exceed $12,000,000.

         5.2.24. No Material Adverse Effect. To such Seller Party's Actual Knowledge and except as disclosed in the Due Diligence Materials, there is no confidential fact or circumstance with respect to any Asset in the Excluded Documents or of which such Seller Party has Actual Knowledge which has not been disclosed to Buyer or its representatives (in all cases that is particular to the Asset, Borrower or Interested Person in question, and not to assets or Persons of such type, the location of the asset or financial, capital or real estate or related markets generally) that is materially adverse to the Asset in question or to the ability of the Seller Party in question to consummate the transactions contemplated hereby with respect to such Asset.

         5.2.25. No Payments. Except as disclosed on Schedule 5, since the Cut-Off Date, no payments have been, or will be, made on any of the Assets other than payment of Current Amounts, fees, if any, and indemnification or reimbursable expenses, if any.

         5.2.26. No Escrows. No Seller Party is, with respect to any Purchased Asset, itself collecting or holding in escrow funds from the applicable Borrower or Interested Persons in respect to such Purchased Asset for the purpose of applying such funds toward the annual payments of real estate taxes, governmental assessments, hazard insurance premiums, private mortgage insurance premiums, security deposits, utility deposits, replacement reserves or for any other purposes.

         5.2.27. Withholding. SDJ hereby represents and warrants that its interest in the Remic Interest to be contributed to MD 3 Cayman L.P. at Closing pursuant to this Agreement does not constitute a United States real property interest as defined in Section 897(c) of the Internal Revenue Code of 1986, as amended, and that the distribution to SDJ described in Section 2.1(c) of this Agreement may be made to it free and clear of, and without deduction or withholding for, any taxes, levies, imposts, duties, deductions, charges or withholdings assessed, imposed or levied under the loans of the United States or other governmental authority. Fund I hereby represents and warrants that the purchase price for the Purchased Asset in respect to the D.C. Retail Asset and the Oxford Asset may be made to it free and clear of, and without deduction or withholding for, any taxes, levies, imposts, duties, deductions, charges or withholdings assessed, imposed or levied under the laws of the United States or any other governmental authority.

         5.3. Limitations on Sellers' Representations and Warranties. The representations and warrantie s set forth in Section 5.2 are subject to the following specific limitations:

         5.3.1. Except with respect to Section 5.2.1, the representations and warranties shall not apply, and Buyer shall have no basis for asserting a breach of a representation or warranty with respect to, any matters disclosed in the Due Diligence Materials or of which Buyer was otherwise aware of prior to executing this Agreement (it being agreed that Buyer shall not be deemed to be aware of any Buyer Excluded Matters);

         5.3.2. No representation or warranty is made with respect to any Asset or Purchased Asset with respect to which any Buyer Party is an Interested Person; and

         5.3.3. If, in connection with any Purchased Asset, Buyer (or any successor or assign of Buyer) procures title insurance or is entitled to receive the benefit of title insurance by endorsement or otherwise with respect to such Purchased Asset, to the extent that such insurance provides coverage with respect to any matters addressed by any of the representations and warranties set forth in Section 5.2, then, with respect to such matters, Buyer shall first pursue its remedies in respect of such title insurance.

         5.4. Disclaimer of Representations and Warranties.

         5.4.1. Buyer acknowledges that no Seller Party or Affiliate of any Seller Party or director, officer, manager, attorney, agent, employee, accountant, consultant, advisor or representative of any Seller Party or any Affiliate of any Seller Party is authorized to make any representations or warranties regarding the transactions contemplated hereby and, except for the representations and warranties set forth in this Agreement, the Oxford Participation Agreement, the DC Retail Participation Agreement, the Menlo Letter and the MD3 Cayman L.P. partnership agreement, no Seller Party nor any Affiliate of any Seller Party nor any director, officer, manager, attorney, agent, employee, accountant, consultant, advisor or representative of any Seller Party or any Affiliate of any Seller Party has made any representation or warranty whatsoever, express or implied, regarding the Assets, or any part thereof, including any warranties of a transferor under the Uniform Commercial Code. Buyer is entering into this Agreement based solely upon Buyer's own evaluations and inspections of the Assets and the representations and warranties of the Seller Parties contained herein, the Oxford Participation Agreement, the DC
Retail Participation Agreement, the Menlo Letter and the MD3 Cayman L.P. partnership agreement, and has not relied upon any written information (other than the Due Diligence Materials), or oral information from Sellers or any Affiliate of any Seller Party or any director, officer, manager, attorney, agent, employee, accountant, consultant, advisor or representative of any Seller Party or any Affiliate of any Seller Party, other than the representations and warranties of each of the Seller Parties expressly contained herein, the Oxford Participation Agreement, the DC Retail Participation Agreement, the Menlo Letter and the MD3 Cayman L.P. partnership agreement. Sellers and Buyer understand that if any of the Sellers' representations or warranties are breached, Buyer's rights and remedies are limited as set forth herein. In no event shall a breach of a representation or warranty in this Article V be deemed to constitute, bad faith, misconduct or fraud even in the event that it is shown that any Seller Party or any Affiliate of any Seller Party, or any of its or their respective directors, officers, managers, attorneys, agents, employees, accountants, consultants, advisors or representatives, knew or should have known of the existence of information which was inconsistent with any of the representations and warranties provided in this Article V.

         5.4.2. Effects of Closing Over Known Unsatisfied Conditions or Breached Representations, Warranties or Covenants. Notwithstanding anything to the contrary set forth herein, if any party elects to proceed with the Closing knowing of any failure to be satisfied of any condition in its favor or the breach of any representation, warranty or covenant by any other party, the condition that is unsatisfied or the representation, warranty or covenant which is breached as of the Closing Date shall be deemed to be waived by such party, and such party shall be deemed to fully release and forever discharge such other party and the Indemnified Parties on account of any and all claims, demands or charges, known or unknown, with respect to the same.

         5.4.3. Materiality. Except as otherwise provided in Section 9.3(b) with respect to intentional breaches of representations and warranties and notwithstanding anything to the contrary set forth herein, no Seller Parties shall be in breach of any representation or warranty set forth in this Agreement if such breach together with all other breaches by Sellers, if any, does not result in an aggregate adverse effect on the value of all of the Purchased Assets on the date hereof (which value shall conclusively be deemed to equal the Purchase Price) (the "Applicable Value") in an amount (calculated subject to the limitations contained in Section 9.3) which is equal to or greater than one percent (1%) of the Purchase Price (the "Threshold Amount"). Breaches of such representations and warranties in excess of the Threshold Amount shall be deemed material.

         5.4.4. Insurance Policies. To the extent that the Asset Files for any Purchased Asset contain Insurance Policies, the applicable Seller Party agrees to deliver all such documents held by such Seller Party to the Buyer (in the same form as so held, whether an original or a copy); provided, however, such Seller Party makes no warranties, representations, or guarantees, whether expressed or implied, with respect to the Insurance Policies. By way of illustration and not limitation, such Seller Party makes no warranties, representations, or guarantees, expressed or implied, with respect to the existence of coverage under the Insurance Policies, the effectiveness of the Insurance Policies, the amount of coverage under the Insurance Policies or the effect of this transaction, if any, on the Insurance Policies. It shall be the sole obligation, and at the sole expense, of the Buyer to determine whether the Insurance Policies are in effect, to take such actions necessary or appropriate to obtain or continue coverage under the Insurance Policies, and to insure that the issuers of the Insurance Policies are notified of the purchase and transfer of the Purchased Assets hereunder; provided that the applicable Seller Parties shall cooperate reasonably with Buyer in connection therewith.

         5.5. Excluded Matters. The parties hereby acknowledge that Thomas M. Mulroy (a) was previously employed by LFREI which is the general partner of Fund I and Fund II and has certain affiliations with the other Sellers, (b) has been since his employment by LFREI, and is currently, employed by Starwood and (c) may have knowledge of facts or circumstances obtained during the period of his employment by LFREI with respect to the Assets of which either (x) Sellers are not otherwise aware (it being understood that each Seller Party shall, as to the Assets which it owns, be deemed to be aware of and have actual knowledge of the information set forth in Schedule 1 and 1A hereto, the Due Diligence Materials and the Excluded Documents) and which have not been disclosed to Sellers by Thomas M. Mulroy ("Seller Excluded Matters") or (y) Buyer is not otherwise aware (it being understood that Buyer shall be deemed to be aware of the information set forth in the Due Diligence Documents listed on Schedule 4 hereto) and which have not been disclosed to Buyer by Thomas M. Mulroy ("Buyer Excluded Matters"). Notwithstanding anything to the contrary contained in this Agreement or the Sale Documents, Buyer shall not be deemed to be aware, or otherwise have any knowledge, of any Buyer Excluded Matters and the knowledge of Thomas M. Mulroy with respect to such Buyer Excluded Matters shall not be imputed to Buyer for the purposes of Section 5.3.1 or otherwise. Notwithstanding anything to the contrary contained in this Agreement or the Sale Documents, Sellers shall not be deemed to have Actual Knowledge, or otherwise have any knowledge, of or to otherwise be in breach of any representation or warranty (whether or not qualified to any Seller's Actual Knowledge) by reason of any Seller Excluded Matters and the knowledge of Thomas M. Mulroy with respect to such Seller Excluded Matters shall not be imputed to Sellers.

         5.6. Termination of Representations and Warranties. Subject to such other limitations as may otherwise be set forth in this Agreement, each of the representations and warranties in Section 5.1 and Section 5.2.1 shall survive the Closing without limitation (the "Surviving Representations") and the representations and warranties in Section 5.2 and elsewhere shall survive Closing for one year (except for the representations contained in Section 5.2.27 which shall survive until the expiration of the applicable statute of limitations in respect to the withholding described therein under the Internal Revenue Code of 1986, as amended); provided, however, that any and all claims under or in respect to the representations and warranties (other than in respect to Surviving Representations) must be made, if at all, on or before the first year anniversary of the Closing. Claims under the representations and warranties shall be subject to the terms and conditions set forth in this Agreement, including any limitations on such representations and warranties set forth in
Article V or any other Article hereof.

                                   ARTICLE VI

                     Certain Covenants Of Sellers And Buyer

         6.1. Further Assurances. After the Closing Date, upon the reasonable request of Buyer, each Seller Party shall do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to facilitate the consummation of the transactions contemplated hereby, without payment of any further consideration other than reimbursement for reasonable out-of-pocket costs and expenses incurred by such Seller Party.

         6.2. Buyer Covenants. Buyer covenants and agrees with Sellers as follows:

         6.2.1. Inspection by Sellers. Buyer agrees that Sellers shall have the continuing right, at reasonable intervals and during normal business hours, at Sellers' sole cost and expense and without unreasonably interfering with Buyer's business, to use, inspect and make extracts from or copies of any documents or records relating to the Purchased Assets (other than those relating to periods after the Closing Date which are subject to confidentiality agreements entered into after the Closing Date in the ordinary course of Buyer's business which prevent Buyer from disclosing the same to Sellers) in Buyer's possession (to the extent pertaining to the period prior to and including the Closing Date) and all tax returns and other tax related information and all financial information (to the extent pertaining to the period prior to and including the Closing Date) relating to the Purchased Assets now or hereafter in Buyer's possession (or reasonably obtainable by Buyer), upon Sellers' reasonable notice to Buyer; provided that, except in the case of the Oxford Asset, the D.C. Retail Asset and the Remic Interest as to which there shall be no limitation, such information shall only include such information as is necessary or desirable for tax or accounting purposes or required by applicable law, rule or regulation. Buyer shall give Sellers at least fifteen (15) days written notice prior to destroying or otherwise discarding any document in the Asset Files to be acquired hereunder. In the event Buyer transfers possession of the Purchased Assets and/or the Asset Files to be acquired hereunder, (a) Buyer shall endeavor to impose the same document retention and document access requirements on Buyer's transferee as are imposed on Buyer under the terms of this Section for the Agreement to assure that Sellers have continuing access to the Asset Files and
(b) Buyer shall use reasonable efforts to ensure that Sellers shall be entitled to the same degree of access with respect to the information covered by this
Section 6.2.2 as Buyer is entitled to; provided that if Buyer is unable to obtain such access rights for Sellers, Buyer shall, on request of Sellers (at the applicable Seller's sole cost and expense), use all reasonable efforts to obtain the information requested by the Seller in question using Buyer's access rights.

         6.2.2. Notice of Litigation. Buyer shall promptly after acquiring knowledge of the same notify Sellers of any claim, demand or legal proceeding asserted, filed or threatened against any Seller Party or any known by Buyer to be an Affiliate of any Seller Party, by any Person, that arises from or relates to any of the Purchased Assets.

         6.2.3. Further Assurances. After the Closing Date, upon the reasonable request of Sellers, Buyer shall do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to facilitate the consummation of the transaction contemplated hereby, without payment of any further consideration other than reimbursement for reasonable out-of-pocket costs and expenses incurred by Buyer.

         6.3. Seller Covenants. The applicable Seller Parties covenant and agree with Buyer as follows:

         6.3.1. Net Worth of Fund II. Fund II together with Offshore II agrees to maintain an aggregate net worth (determined in accordance with GAAP) of $50,000,000 until the first anniversary of the date hereof; provided, however, that if Buyer files a bona fide claim against Fund II pursuant to Section 9.3 prior to the first anniversary of the date hereof, Fund II together with Offshore II shall maintain an aggregate net worth (determined in accordance with GAAP) until such claim is finally adjudicated or settled in an amount equal to the lesser of (x) $50,000,000 or (y) the amount of such claim multiplied by 1.5. If Offshore II allows any of its limited partners to withdraw from Offshore II to establish a new limited partnership with the same general partner as Offshore II or any Affiliate thereof, such new limited partnership's net worth shall be taken into account in determining compliance with this Section 6.3.1 if such limited partnership joins in this Agreement to the same extent as Offshore II pursuant to a joinder in substantially the form of the joinder by Offshore II contained in this Agreement.

         6.3.2. Reserve Units. Fund I and Offshore each severally and not jointly represent and warrant to Buyer that (a) Fund I has furnished a true and correct copy of the Fund I Partnership Agreement and of the partnership agreement for Offshore to Buyer, (b) neither Fund I nor Offshore has heretofore called any of the Reserve Units, (c) Reserve Units in an aggregate amount of $ 22,460,200 are available to be called under and in accordance with the Fund I Partnership Agreement and the partnership agreement of Offshore and (d) attached hereto as Schedule 6 is a true and correct list of their partners and their partner's respective percentages of Reserve Unit obligations (subject to non-material rounding errors). Fund I and Offshore each agrees as to itself and its partnership agreement only that it will not (i) pledge its Reserve Units or otherwise transfer its rights with respect to its Reserve Units; (ii) amend, permit or cause the amendment of, the Fund I Partnership Agreement or the Offshore partnership agreement, as applicable to terminate, cancel or waive the obligations of the partners in Fund I or Offshore, as applicable with respect to such Reserve Units, or release any obligations with respect to its Reserve Units; (iii) make any new Partnership Investment (as defined in the Fund I Partnership Agreement and the Offshore partnership agreement, respectively); or
(iv) permit its Reserve Unit obligation to lapse. Notwithstanding the foregoing, it is understood and agreed that Fund I and/or Offshore may call, pledge or otherwise deal with its Reserve Units (i) for payment of Fund I or Offshore, as applicable, expenses incurred in the ordinary course of business (but nonetheless will not be permitted to make any new Partnership Investments), (ii) in connection with the D.C. Retail Participation, the Oxford Participation, the Remic Interests and MD3 Cayman L.P (and in each case the related Assets) and the continuing obligations through December 21, 1998 in respect to the Hedge relating to the Asset identified as "1500 Broadway" on the Asset Schedule and with its continuing obligations, if any, to the senior lender under that certain Agreement, dated September 21, 1995, by Fund I to said senior lender relating to the Wiener Litigation in connection with the Asset identified as "1500 Broadway" on the Asset Schedule and (iii) continuing obligations under the ISDA Agreement and related documents pursuant to which the Hedges were issued; provided that Fund I and Offshore shall not enter into any new hedging arrangements pursuant thereto after the Closing Date. If and to the extent the term of Fund I or Offshore, as applicable, as the same may be extended in accordance with the Fund I Partnership Agreement or the Offshore Partnership Agreement, as applicable, expires and the obligations of Fund I and Offshore have not terminated pursuant to the last sentence of this Section 6.3.2, then Fund I and/or Offshore, as applicable shall timely call an aggregate amount of Reserve Units in an amount equal to the lesser of (i) the Reserve Units then outstanding and (ii) the sum of (x) 150% of the amount of such claim and retain such amount as a reserve on account of such claim in the case of outstanding claims under Section 9.3 and
(y) the amount reasonably necessary for Fund I and Offshore, respectively to satisfy their respective obligations under the Letter Agreement and any Guaranty then in effect. Attached hereto as Schedule 6 is a true and correct list of the partners in Fund I. The obligations of Fund I and Offshore under this Section
6.3.2 shall terminate and be of no further force and effect on the later to occur of (a) the first anniversary of the date hereof, (b) the date on which all bona fide claims pending against Fund I under Section 9.3 are finally adjudicated or settled and (c) the date on which either (i) Fund I and Offshore shall have transferred their interests in SDJ or SDJ shall have transferred its interest in MD3 Cayman L.P. in accordance with Section 7.1(a) or (c) or Section
7.5 of the partnership agreement of MD3 Cayman L.P., in either case to a third party which is either (x) not an Affiliate of SDJ, Fund I or Offshore or (y) a Buyer Party or an Affiliate of a Buyer Party or (ii) MD3 Cayman L.P. shall have sold, transferred or otherwise disposed of the Remic Interest and shall have no further obligations in respect to any Financing (as defined in the partnership agreement of MD3 Cayman L.P.) as to which Fund I and Offshore have any obligation under the Letter Agreement or in respect to any Guaranty (as defined in the Letter Agreement) and in either case the conditions to the termination of the obligations of Fund I and Offshore under the Letter Agreement have been satisfied.

                                  ARTICLE VII

                                    REMEDIES

         7.1. Limitation on Remedies. Notwithstanding anything contained in this Agreement or any document, instrument or agreement referred to herein and in addition to all other limitations on remedies available to Buyer on account of the failure of any Seller Party to observe or perform any term or provision hereof or thereof or the breach by any Seller Party of any representation or warranty contained herein or therein, by executing and delivering the Agreement each of Sellers and Buyer hereby absolutely and irrevocably waives: (a) any right to consequential or punitive damages arising out of or relating to the transactions contemplated hereby, (b) except as permitted under Article IX, any remedy with respect to any default or breach by any party hereto that is not material (as determined in accordance with Section 5.4.3) and (c) any right to offset amounts due to any Seller Parties on the one hand or Buyer on the other hand under any other contract or agreement between Sellers or any Seller Party or any of their respective Affiliates on one hand, and Buyer or any Affiliate of Buyer on the other hand, against any damages on account of default by any of the Seller Parties hereunder on the one hand or Buyer on the other hand.

                                  ARTICLE VIII

                                     Notices

         8.1. Notices. Except as otherwise provided for herein, all notices, approvals, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given or sent (a) when received (or the first Business Day after the date of receipt if the date of receipt is not a Business Day), if dispatched by registered or certified mail (return receipt requested), (b) when received (or the first Business Day after the date of receipt if the date of receipt is not a Business Day), if delivered in hand or by facsimile transmission with a copy thereof sent by reputable overnight courier which requires a signature of the receiving party or (c) on the following Business Day, if dispatched by a reputable overnight courier which requires a signature of the receiving party, in each case to the party intended at its address as follows (or at such other address as may hereafter be specified by such party from time to time by like notice):

        If to Sellers:          c/o Lazard Freres Real Estate Investors L.L.C.
                                30 Rockefeller Plaza
                                New York, NY 10020
                                Phone:  212-632-2607
                                Fax:      212-332-5980
                                Attention:  Mr. Douglas N. Wells

        with copies to:         Lazard Freres Real Estate Investors L.L.C.
                                30 Rockefeller Plaza
                                New York, NY 10020
                                Phone:  212-632-2660
                                Fax:      212-332-5980
                                Attention: Marjorie L. Reifenberg, Esq.

                                Morrison & Foerster LLP
                                1290 Avenue of the Americas
                                New York, New York  10104
                                Phone:  212-468-8123
                                Fax:      212-468-7900
                                Attention:  Frederick Z. Lodge, Esq.

        If to Buyer:            c/o Starwood Financial Trust
                                1114 Avenue of the Americas
                                27th Floor
                                New York, NY 10031
                                Phone:  (212) 930-9410
                                Fax:      (212) 930-9411
                                Attention:  Mr. Jay Sugarman

        with copies to:         c/o Starwood Financial Trust
                                1114 Avenue of the Americas
                                27th Floor
                                New York, NY 10031
                                Phone:  (212) 930-9436
                                Fax:      (212) 930-9449
                                Attention:  Mr. Spencer B. Haber

                                Katten  Muchin & Zavis
                                525 West Monroe Street
                                Chicago, IL 60661-3693
                                Phone: (312) 902-5200
                                Fax: (312) 902-1061
                                Attention:     Nina B. Matis, Esq.
                                               Kenneth M. Jacobson, Esq.

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. No failure or delay in the routing of any such notice, demand, request, consent, approval, declaration or other communication within any organization to the individual designated to receive the same or a copy thereof shall in any way qualify the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Refusal of any party to accept delivery of any notice delivered in accordance herewith shall be deemed receipt of such notice. If a notice is undeliverable due a change in the address, phone number or fax number for such party, and such party has not properly given a notice changing its address, phone number or fax number, as applicable, such notice shall be deemed delivered on the date that it was first attempted to be delivered (it being understood that the foregoing shall not be deemed to limit the obligation of a party sending a notice by facsimile to send a copy thereof by reputable overnight courier as provided above).

                                   ARTICLE IX

                                   Indemnities

         9.1. Buyer's Release of Claim. Effective as to each Asset or Purchased Asset on the Closing Date in respect to such Asset and Purchased Asset, Buyer hereby releases and forever discharges the Indemnified Parties of and from any and all causes of action, claims, demands and remedies of whatsoever kind or nature that Buyer now has, whether known or unknown, or may in the future have, against such Indemnified Party in any manner, on account of, arising out of or related to the Assumed Liabilities (it being understood that the foregoing is not intended to be a waiver of any of the rights of the Buyer under Section 9.3 hereof).

         9.2. Buyer's Indemnification. Buyer hereby agrees to indemnify, hold harmless and defend any Indemnified Party, from and against any losses, causes of action, liabilities, claims, demands, obligations, damages, costs and expenses, including accountants' fees and attorneys' fees of whatsoever kind or nature, whether known or unknown, to which the Indemnified Parties may become subject on account of, arising out of or relating to the Assumed Liabilities.

         9.3. Sellers' Indemnification. (a) Subject to the terms, conditions and limitations set forth in this Agreement, each of the Seller Parties, severally and not jointly, hereby agrees to indemnify, hold harmless, defend and compensate Buyer for any losses (including loss of value of any Purchased Asset), causes of action, liabilities, claims, demands, obligations, damages, costs and expenses, including accountants' fees and attorneys' fees of whatsoever kind or nature (collectively, "Indemnified Amounts") whether known or unknown, to which Buyer may become subject on account of, arising out of or relating to (a) a breach of the representations and warranties of such Seller Party set forth herein, (b) the Wiener Litigation or (c) the Hedge Claim.

         (b) Except as provided below with respect to intentional breaches of representations and warranties and as to any obligation any Seller Party may have to indemnify Buyer in regard to the Wiener Litigation or any Hedge Claim pursuant to Section 9.3 (a), no Seller Party shall have any obligation to indemnify the Buyer in respect to any Indemnified Amounts resulting from a breach of its representations or warranties unless and until the aggregate adverse effect on the value of the Purchased Asset resulting from such breaches exceeds the Threshold Amount; provided, that the aggregate amount required to be paid by Sellers pursuant to this Section 9.3 shall not with respect to any Purchased Asset exceed the Purchase Price for such Asset (the "Maximum Amount"). Except for claims in respect to Surviving Representations, claims under this Section must be brought by Buyer within one year from the date hereof if at all. Notwithstanding the foregoing, to the extent that any Seller Party's breach of any representation or warranty is intentional, Buyer shall be entitled to recover all Indemnified Amounts (whether or not in excess of the Threshold Amount) in respect of each Asset affected by such intentional breach (up to the Maximum Amount for each such Asset) resulting solely from such breach without regard to the limitations contained in this Section 9.3. Notwithstanding anything to the contrary contained herein, no Indemnified Amounts as to which Buyer is fully indemnified in respect to either the Wiener Litigation, the Hedge Claim or intentional breaches of representations and warranties shall be taken into account in determining whether the Threshold Amount has been exceeded.

         (c) In connection with Sellers' obligations under this Section, to the extent that the D.C. Retail Loans and/or the Remic Interest, are sold prior to the end of the one year survival period set forth in Section 5.6, Fund I and Offshore shall not distribute the net proceeds they receive from such sale to their partners until the end of such survival period; provided, however, that if Buyer files a bona fide claim against Fund I under this Section 9.3 prior to the end of the one year survival period, no such net proceeds shall be distributed to any of Fund I's or Offshore partners, until such claim is finally adjudicated or settled, except that Fund I and Offshore may distribute that aggregate amount, if any, by which such net proceeds received exceed an amount equal to 150% of Buyer's claim.

         (d) The Buyer acknowledges and agrees that, from and after the Closing, its sole and exclusive remedy with respect to any claims relating to breaches of representations and warranties by any or all of the Sellers shall be its right of indemnification under the provisions of this Section 9.3.

         9.4. Notice of Claim. Promptly after receipt by any of the Indemnified Parties or Buyer, as the case may be (the "Injured Party"), of notice of the commencement of any action to which this Article of the Agreement shall apply, the Injured Party so notified shall notify the other party (the "Responsible Party"), in writing, of the commencement of such action if a claim with respect to such action is to be made against the Responsible Party under this Article. The failure by any of Injured Party to notify the Responsible Party shall not relieve the Responsible Party from any liability that the Responsible Party may have to the Injured Party, except to the extent that the Responsible Party is prejudiced by the failure of such notification. In case any such action is brought against any Injured Party, and an Injured Party notifies the Responsible Party of the commencement of such action, the Responsible Party shall be entitled to participate in such action and, to the extent that the Responsible Party may wish to assume the defense of such action, with counsel selected by the Responsible Party and approved by such Injured Party (not to be unreasonably withheld or delayed), and after notice from the Responsible Party to such Injured Party of Responsible Party's election so to assume the defense of such action, the Responsible Party shall not be liable to such Injured Party under this Article of the Agreement for any legal or other defense expenses subsequently incurred by such Injured Party in connection with the defense of such action. If the Responsible Party so assumes defense of such Injured Party, such Injured Party shall reasonably cooperate with the Responsible Party at Responsible Party's sole cost and expense in connection with such defense; provided that the foregoing shall not require such Injured Party to waive or adversely affect any claim of priviledge it may have; provided that the foregoing shall not require such Responsible Party to waive or adversely affect any claim of privilege it may have. If the Injured Party elects, at its cost and expense, to retain separate counsel in respect to any matter as to which the Responsible Party has so assumed defense of such Injured Party, the Responsible Party shall, at the sole cost and expense of the Injured Party, reasonably cooperate with the Injured Party in connection with such defense.

         9.5. Injured Party's Own Counsel. Notwithstanding any other provision of this Article, if, in any action or claim as to which indemnity is or may be available, the Injured Party's reasonably determine that, singularly or collectively, the Injured Party's interests are, or may be, adverse, in whole or in part, to the interests of the Responsible Party or that there may be legal defenses available to the Injured Party's that are different from, in addition to or inconsistent with the defenses available to the Responsible Party, the Injured Party's, singularly or collectively, may retain their own counsel in connection with such action or claim and shall be indemnified by the Responsible Party for any legal and other expense reasonably incurred in connection with investigating or defending such action or claim. In no event, however, shall the Responsible Party be liable for the fees and expenses of more than one counsel for all Injured Parties in connection with any one action or in connection with separate but similar or related actions in the same jurisdiction arising out of the same general allegations; provided that the foregoing shall not require such Responsible Party to waive or adversely affect any claim of privilege it may have.

         9.6. Settlement. The Responsible Party shall not be liable for any settlement of any such action covered by this Article IX effected without such Party's express written consent, but if any such action is settled with the express written consent of the Responsible Party, or if there is a final judgment for the plaintiff in any such action, the Responsible Party shall indemnify, hold harmless and defend the Injured Party from and against any loss or liability by reason of such settlement or judgment as, and in, the manner described in this Article.

                                   ARTICLE X

                            Miscellaneous Provisions

         10.1. Severability. Each provision of this Agreement is intended to be severable. If any term, covenant, condition or other provision herein is unlawful, invalid or unenforceable for any reason whatsoever, and such illegality, invalidity or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as though the invalid or unenforceable provision had not been included herein.

         10.2. Rights Cumulative; Waivers. Except to the extent expressly limited in this Agreement, the rights of each of the parties under this Agreement are cumulative and may be exercised as often as such party considers appropriate. Without limitation on the foregoing, if in light of the terms and conditions of this Agreement a party disputes the position taken by the other party then either party may seek judicial resolution of such dispute. Except to the extent expressly limited in this Agreement, failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Except to the extent expressly limited in this Agreement, defective or partial exercise of any such right shall not preclude any other or further exercise of that or any other right. No act, course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or variation of any such right. Neither party's waiver of the other's breach of any term, covenant or condition contained in this Agreement shall be deemed a waiver of any subsequent breach of the same or any other term, covenant or condition in this Agreement.

         10.3. Headings. The headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any Section of this Agreement.

         10.4. Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plurals of such nouns or pronouns and pronouns of one gender shall be deemed to include the equivalent pronouns of the other gender. The words "including" or "included" shall be deemed to be followed by the phrase "without limitation." The language in all parts of this Agreement shall in all cases be construed according to its fair meaning and not against the drafting party.

         10.5. Time of the Essence. Time shall be of the essence with respect to any time periods prescribed herein.

         10.6. Assignment.

         10.6.1. Assignment; Non-Transferable Rights. Buyer shall have the right at Closing to assign its rights hereunder (including the Non-Transferable Rights) and/or under the Sale Documents to SCB, SCBGP, SFT and SDC which are wholly owned and controlled by Starwood. No assignment by Buyer of any of its rights under this Agreement to any Person shall relieve Buyer of any of its obligations hereunder or under the Sale Documents (including its obligations under Article IX hereof). Notwithstanding anything to the contrary contained herein, Buyer may not transfer, sell, assign or otherwise convey any Non-Transferable Rights without the prior written consent of Sellers which may be granted or withheld in Sellers' sole discretion; provided that each Buyer Party shall be permitted to pledge its interest in any or all of the Purchased Assets to Greenwich Capital Markets, Inc., Greenwich Financial Products, Inc. and Lehman Brothers Holdings Inc. (or their respective successors and affiliates) or any bank, commercial credit company, pension fund, insurance company, broker/dealer or other institutional lender or credit provider (or affiliates thereof) in connection with a financing of its interest therein and if any such lender acquires any Purchased Asset by foreclosure (or other remedial action) or deed-in-lieu of foreclosure it shall be entitled to benefit from the Non-Transferable Rights. The Non-Transferable Rights shall be personal to Buyer and any purported transfer, assignment or conveyance of any such rights shall be null, void and of no force or effect. The purported unpermitted transfer, sale, assignment or conveyance of Non-Transferable Rights, whether or not subsequently rescinded, shall terminate Sellers' obligations under this Agreement with respect to such Non-Transferable Rights. For purposes of this provision, in any direct or indirect sale or transfer of any portion of the beneficial interests in the Buyer (whether by merger, sale, agreement with respect to the exercise of rights or otherwise) at whatever tier which results in a change of Control of any Buyer Party other than Starwood shall constitute an assignment of, or transfer of rights or benefits under, this Agreement (it being understood that a change of Control of Starwood shall not be deemed an assignment or transfer of rights under this Agreement). Except as set forth in this subsection as to the Non-Transferable Rights or in Section 6.2.7, nothing herein shall otherwise limit Buyer's rights to sell the Assets or, following such sale, to assert its retained personal right on account of a breach of representation, warranty or covenant hereunder with respect to such Assets.

         10.6.2. Successors and Assigns. Subject to the foregoing, this Agreement and the terms, covenants, conditions and other provisions hereof, and the obligations, undertakings, rights and benefits herein and hereunder, including the Schedules, shall bind and inure to the benefit of the undersigned parties and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         10.7. Integration. This Agreement, and the documents and materials incorporated herein by reference, including the Confidentiality Agreements, constitute the entire agreement of the parties with respect to the subject matter hereof. If there is any inconsistency between the terms of this Agreement and any prior agreements, correspondence or proposals regarding the Assets, the terms of this Agreement shall govern. There are no promises or other agreements, oral or written, express or implied, between the parties other than as set out in this Agreement or the documents referenced herein or to be executed and delivered pursuant to this Agreement. No change or modification of, or waiver under, this Agreement shall be valid unless it is in writing and signed by duly authorized representatives of both the Sellers and Buyer.

         10.8. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         10.9. Survival. Except as expressly provided herein and except for the provisions of Articles I, IV, V (subject to the applicable limitations contained therein), VI, VII, VIII, IX and X and Sections 2.3, 2.4, 2.5, 3.6 and 3.7 which shall survive the Closing, no representation, warranty and covenant herein made by parties hereto shall survive the Closing.

         10.10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF SELLERS AND BUYER HEREUNDER DETERMINED, IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (AS PERMITTED BY
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION)) WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF NEW YORK TO THE RIGHTS AND DUTIES OF THE PARTIES.

         10.11. Jurisdiction. For the purposes of any suit, action or proceeding involving this Agreement, Buyer hereby expressly submits to the jurisdiction of all federal and state courts sitting in the State of New York and agrees that any order, process, notice of motion or other application to or by any such court or a judge thereof may be served within or without such court's jurisdiction by registered mail or by service in hand, provided that a reasonable time for appearance is allowed, and Buyer agrees that such courts shall have exclusive jurisdiction over any such suit, action or proceeding commenced by either or both of said parties. In furtherance of such agreement, Buyer agrees, upon the request of Sellers, to discontinue (or to the discontinuance of) any such suit, action or proceeding pending in any other jurisdiction.

         10.12. Venue. Buyer hereby irrevocably waives any objection that it may have now or hereafter to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state court sitting in the State of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         10.13. No Third-Party Beneficiaries. Any agreement to pay any amount and any assumption of liability herein contained, express or implied, shall be only for the benefit of the parties hereto and the Indemnified Parties, and their respective successors and assigns. Such agreements and assumption shall not inure to the benefit of the obligees of any indebtedness or any other party, whomsoever, it being the intention of the parties hereto that no one (other than the Indemnified Parties) shall be deemed to be a third party beneficiary of this Agreement.

         10.14. Brokerage Commissions. Buyer and Sellers hereby represent and warrant to one another that no brokerage commissions, finders fees or advisory fees (collectively, "Fees") shall be payable to any party in connection with the sale of the Assets except such Fees as Sellers previously may have agreed in writing to pay to certain third parties, which Fees will be payable by Sellers pursuant to separate listing contracts or other agreements. In the event of a claim made for any Fees in connection herewith by (a) a Person claiming through one or more of the Seller Parties, then the Seller Party or Seller Parties in question shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by such Seller Party or Seller Parties and (b) a Person claiming through Buyer or any of its Affiliates, then Buyer shall indemnify and defend Sellers from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer.

         10.15. WAIVER OF TRIAL BY JURY. SELLERS AND BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         10.16. Attorneys' Fees. If any action is brought by any party against another party, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees incurred in connection with the prosecution or defense of such action. As used herein, attorneys' fees shall include the actual fees, costs and expenses of counsel, administrative fees, printing, duplicating and other expenses, freight and delivery charges, and fees billed for law clerks and legal assistants.

         10.17. No Personal Liability. The liabilities and obligations of the parties to this Agreement are not the personal obligations of any holder of any interest in any party to this Agreement or their respective principals, partners, shareholders, trustees, members, managers, officers, directors, agents, employees, or successors or assigns, or any other person, it being expressly understood that all such liability of the foregoing persons is expressly waived and released by all other parties to this Agreement as a condition of, and as consideration for, the execution of this Agreement. Each of the parties hereto acknowledges and agrees that the name "Starwood Financial Trust" is a designation of Starwood and its Trustees (as Trustees but not personally) under Starwood's Declaration of Trust, and all persons dealing with Starwood shall look solely to Starwood's assets for the enforcement of any claims against Starwood, and the Trustees, officers, agents and security holders of Starwood assume no personal liability for obligations entered into on behalf of Starwood, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

         In Witness Whereof, the parties hereto have executed this Agreement as of the date first set forth above.

                             LAZARD FRERES REAL ESTATE FUND L.P., a Delaware limited partnership

                             By: LAZARD FRERES REAL ESTATE INVESTORS L.L.C., a New York limited liability company, its general partner

                                    By:  /s/  John A Moore
                                    Name:  John A. Moore
                                    Its:   Principal


                             LAZARD FRERES REAL ESTATE FUND II L.P., a Delaware limited partnership

                             By: LAZARD FRERES REAL ESTATE INVESTORS L.L.C., a New York limited liability company, its general partner

                                    By:  /s/  John A Moore
                                    Name:  John A. Moore
                                    Its:   Principal


                             PROMETHEUS MID-ATLANTIC HOLDING, L.P., a Delaware limited partnership

                             By:    Prometheus Mid-Atlantic Holding Corp. II,
                                    a Delaware corporation, its general partner

                                    By:  /s/  Robert P. Freeman
                                    Name:  Robert P. Freeman
                                    Its:   President



                             ATLANTIC PREFERRED II LLC, a New York limited liability company


                             By:  /s/  Robert P. Freeman
                             Name:  Robert P. Freeman
                             Its:   Managing Member

                             INDIAN PREFERRED LLC, a New York limited liability company

                             By:  /s/  Robert P. Freeman
                             Name:  Robert P. Freeman
                             Its:   Managing Member


                             PROMETHEUS INVESTMENT HOLDING, L.P., a Delaware limited partnership

                             By: Prometheus Mid-Atlantic Holding Corp. III, a Delaware corporation, its general partner


                             By:  /s/  Robert P. Freeman
                             Name:  Robert P. Freeman
                             Its:   President


                             SDJ CAPITAL II, LTD., a Cayman Islands exempted company


                             By:  /s/  Robert P. Freeman
                             Name:  Robert P. Freeman
                             Its:   Director



            Buyer: STARWOOD FINANCIAL TRUST, a Maryland real estate investment trust

                             By:  /s/ Jay Sugarman
                             Name:   Jay Sugarman
                             Its:    President


                             SFT II, INC., a Delaware corporation


                             By:  /s/ Jay Sugarman
                             Name:   Jay Sugarman
                             Its:    President

                             STARWOOD  CAYMAN  BONDS,  INC.,  a
                             Delaware corporation

                             By:  /s/ Jay Sugarman
                             Name:   Jay Sugarman
                             Its:    President


                             STARWOOD D.C. INC., a Delaware corporation

                             By:  /s/ Jay Sugarman
                             Name:   Jay Sugarman
                             Its:    President


                             STARWOOD CAYMAN BONDS GP, INC., a Delaware corporation

                             By:  /s/ Jay Sugarman
                             Name:   Jay Sugarman
                             Its:    President

                             SFT I, INC., a Delaware corporation

                             By:  /s/ Jay Sugarman
                             Name:   Jay Sugarman
                             Its:    President

         Offshore hereby joins in this Agreement for the sole purpose of (a) consenting, to the extent its consent is required, to the transactions contemplated hereby, (b) making the representations, warranties and agreements set forth in Section 6.3.2 and Section 9.3(c) of the Agreement, subject to the applicable limitations thereon set forth in the Agreement and (c) confirming and agreeing with Buyer that Offshore shall pay to Fund I, as to any Asset owned by Fund I, its proportionate share (determined on the basis of its and Fund I's investment in such Asset) of any obligation determined to be owed by Fund I to Buyer under Section 9.3 subject to the limitations thereon set forth in this Agreement.

                            LAZARD FRERES REAL ESTATE OFFSHORE FUND L.P.

                            By:    Luxstate, S.A., a Luxembourg societe
                                   anonyme, its general partner

                                   By:  /s/  Robert P. Freeman
                                   Name:  Robert P. Freeman
                                   Title: Director

         Offshore II hereby joins in this Agreement for the sole purpose of (a) consenting, to the extent its consent is required, to the transactions contemplated hereby, (b) making the representations, warranties and agreements set forth in Section 6.3.1 and (c) confirming and agreeing with Buyer that Offshore II shall pay to Fund II, as to any Asset owned by Fund II, its proportionate share (determined on the basis of its and Fund II's investment in such Asset) of any obligations determined to be owed by Fund II to Buyer under
Section 9.3 subject to the limitations thereon set forth in this Agreement.

                            LAZARD FRERES REAL ESTATE OFFSHORE FUND II L.P.

                            By: LF Real Estate Investors Company, a Cayman Island exempted company, general partner

                                   By:  /s/  Robert P. Freeman
                                   Name:  Robert P. Freeman
                                   Title: Director